UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: June 30, 2007

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Columbia High Yield Municipal Fund

Annual Report – June 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/07

+5.23% Class A shares (without sales charge)

+4.69% Lehman Brothers Municipal Bond Index

Management Style

Fixed Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period that ended June 30, 2007, the fund’s Class A shares returned 5.23% without sales charge.

■	The fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, and came in just behind the average return of its peer group, the Lipper High Yield Municipal Debt Funds Classification.

■

Exposure to lower quality, higher-yielding bonds helped the fund outperform its benchmark. However, we believe the fund had less exposure to lower quality bonds than competing funds, which accounted for a portion of its slight shortfall against its peer group.

Economic Update – Columbia High Yield Municipal Fund

Summary

For the 12-month period that ended June 30, 2007

■

Despite a weak second half, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

6.12%	11.63%

■	The broad US stock market, as measured by the S&P 500 Index, returned 20.59%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

20.59%	27.00%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

A sharp fall-off in the pace of US economic growth, volatility in China’s stock market, and dashed hopes about a short-term rate increase created moments of discomfort for US investors during an otherwise favorable 12-month period. Housing sales, construction and home prices moved lower, with no near-term relief in sight. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs, raising concerns about both consumer spending and inflation.

In fact, inflation concerns, coupled with a sense that growth was poised to pick up in the second half of 2007, kept the Federal Reserve Board (the Fed) on hold during the period. Although investors anticipated a rate cut some time this year, the Fed has so far held the federal funds rate, a key short-term lending rate, at 5.25% and raised the possibility of a rate increase instead. Indeed, there were signs of economic momentum as job growth remained healthy. An average of 167,000 new jobs were added to the labor markets each month during the period and unemployment remained low at approximately 4.5%. A solid job market and rising personal income also helped sustain consumer spending. In addition, manufacturing activity was livelier than expected in the final months of the period.

After a solid start, bonds falter

The US bond market enjoyed solid returns in the first half of the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, when it became apparent that a rate cut was unlikely — and that the Fed remained concerned about inflation, the bond market’s perennial enemy — bond prices slid in the second half of the period and yields rose. The benchmark 10-year US Treasury yield moved above 5.0% in the last month of the period. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 6.12%, thanks to a strong start to the period. High-yield bonds continued to lead the fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.63%.

Stocks stage a broad rally

Against a relatively positive economic backdrop and better-than-expected corporate profits, the US stock market staged a broad rally that took all major market averages significantly higher for the 12-month period. The S&P 500 Index returned 20.59%. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices. Value stocks generally outperformed growth stocks, except among small-cap stocks where growth edged out value by a small margin. Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 27.00% for the period.

Past performance is no guarantee of future results.

Performance Information – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Operating expense ratio (%)*

Class A	0.85
Class B	1.60
Class C	1.60
Class Z	0.65

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 06/30/07 ($)
Class A	11.33
Class B	11.33
Class C	11.33
Class Z	11.33

Distributions declared per share

07/01/06 – 06/30/07 ($)
Class A	0.51
Class B	0.42
Class C	0.44
Class Z	0.53

A portion of the fund’s income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund’s ordinary income, and is taxable when distributed.

Growth of a $10,000 investment 07/01/97 – 06/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 07/01/97– 06/30/07 ($)

Sales charge	without	with
Class A	16,404	15,628
Class B	15,803	15,803
Class C	15,920	15,920
Class Z	16,674	n/a

Average annual total return as of 06/30/07 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/84
Sales charge	without	with	without	with	without	with	without
1- year	5.23	0.24	4.45	–0.55	4.61	3.61	5.44
5- year	5.23	4.21	4.45	4.11	4.60	4.60	5.46
10- year	5.07	4.57	4.68	4.68	4.76	4.76	5.25

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class A is a newer class of shares. Its performance information includes returns of the fund’s Class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A shares would have been lower. Class Z shares were initially offered on March 5, 1984, and Class A shares were initially offered on July 31, 2000.

Class B and Class C are newer classes of shares. Their performance information includes returns of the fund’s Class A shares from July 31, 2000 (Class A’s inception date) to July 15, 2002 (inception date of Class B and Class C shares). Class B and Class C shares performance information prior to July 31, 2000 includes returns of the fund’s Class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A or Class Z shares and Class B and Class C shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B and Class C shares would have been lower. Class Z shares were initially offered on March 5, 1984, Class A shares were initially offered on July 31, 2000, and Class B and Class C shares were initially offered on July 15, 2002.

Understanding Your Expenses – Columbia High Yield Municipal Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the table below. If it was, the estimate of expenses paid during the period would be higher, and account value during the period lower, by this amount.

01/01/07 – 06/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.41	1,020.03	4.77	4.81	0.96
Class B	1,000.00	1,000.00	1,000.69	1,016.31	8.48	8.55	1.71
Class C	1,000.00	1,000.00	1,001.39	1,017.06	7.74	7.80	1.56
Class Z	1,000.00	1,000.00	1,005.41	1,021.03	3.78	3.81	0.76

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses for class C shares, account values at end of period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 06/30/07 (%)
Class A	4.26
Class B	3.75
Class C	3.89
Class Z	4.67

The 30-day SEC yields reflect the portfolio’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 06/30/07 (%)
Class A	6.55
Class B	5.76
Class C	5.99
Class Z	7.18

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended June 30, 2007, the fund’s Class A shares returned 5.23% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 4.69% for the same period.1 The fund’s return was slightly lower than the 5.40% average return of its peer group, the Lipper High Yield Municipal Debt Funds Classification.2 Exposure to lower quality, higher-yielding bonds helped the fund outperform its benchmark. However, we believe the fund had less exposure to lower quality bonds than competing funds, which accounted for a slight shortfall against its peer group.

Security selection aided performance

Several of the fund’s holdings did particularly well during the period, relative to the market. Bonds issued by Northwest Parkway, a toll road that connects key segments of suburban Denver, performed well as the toll road’s board voted to sell the road to a third party. Economic development bonds issued for the construction of the Heldrich Hotel, located in Brunswick, New Jersey, performed well on the completion of construction. Holt Hauling, a food shipping and distribution company, also performed well for the fund as the result of general credit improvement.

Lower coupon bonds, higher quality focus detracted from performance

An overweight in lower coupon bonds, especially those in the 4.0% to 5.0% range, slightly detracted from the fund’s performance during the period. Nevertheless, we have maintained these positions because they provide tactical flexibility in managing the fund through periods of changing interest rates. A portion of the underperformance relative to the peer group came from the fund’s average credit quality, which was slightly higher than competing funds’ during the period.

[1]

The Lehman Brothers Municipal Bond Index considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[1]

The Lehman Brothers Municipal Bond Index considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report (continued) – Columbia High Yield Municipal Fund

Looking ahead

Turmoil in the subprime mortgage market has generally elevated the level of concern about credit risk in the fixed income markets. The difference in yield between US Treasury bonds and bonds of similar maturities in other sectors has widened, reflecting concerns that defaults in the subprime market could result in lower risk tolerance among investors and tighter standards among lenders. Against this backdrop, we believe that we have maintained a slightly higher credit quality than some competing funds. If the difference in yields widens even further, we believe the fund could experience higher volatility than it has in the past.

Portfolio Management

Maureen G. Newman has managed the fund since November 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield or “junk” bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments.

Top 10 holdings

as of 06/30/07 (%)
PR Commonwealth of Puerto Rico Infrastructure Financing Authority	1.5
NV Clark County Industrial Development Authority	1.2
FL Tampa Bay Water Utility Systems	1.0
NC Charlotte/Douglas International Airport	1.0
WA Port of Seattle	1.0
NH Business Finance Authority	0.9
TX Matagorda County Navigation District No. 1	0.9
MA Bay Transportation Authority	0.8
CO Department of Transportation	0.8
FL Highlands County Health Facilities Authority	0.7

Quality breakdown

as of 06/30/07 (%)
AAA	22.7
AA	5.0
A	13.7
BBB	21.4
BB	2.5
B	1.3
CCC	0.3
Non-rated	32.1
Cash and equivalent	1.0

Maturity breakdown

as of 06/30/07 (%)
0-1 years	0.8
1-3 years	4.1
3-5 years	4.8
5-7 years	3.2
7-10 years	4.4
10-15 years	16.7
15-20 years	18.0
20 - 25 years	14.2
25 years and over	32.8
Cash and equivalent	1.0

The fund is actively managed and the composition of its portfolio will change over time. Top 10 Holdings, quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove the market risk.

Financial Statements – Columbia High Yield Municipal Fund, June 30, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds – 99.5%

		Par ($)	Value ($)
Education – 3.0%
Education – 1.0%
CA Statewide Communities Development Authority	San Francisco Art Institute, Series 2002, 7.375% 04/01/32	750,000	766,808

FL Broward County Educational Facilities Authority	Nova Southeastern University, Series 2004, 5.625% 04/01/34	925,000	963,637

OH University of Cincinnati	Series 2003 C, Insured: FGIC, 5.000% 06/01/21	1,000,000	1,036,750

OR Forest Grove Student Housing	Series 2007, 5.500% 03/01/37	1,750,000	1,751,155

PA Higher Education Facilities Authority	Philadelphia University, Series 2004 A, 5.125% 06/01/25	1,100,000	1,114,982

VT Education & Health Buildings Agency	Vermont Law School Project, Series 2003 A, 5.500% 01/01/33	500,000	511,230

WV University	Series 2000 A, Insured: AMBAC: (a) 04/01/19	1,250,000	737,425
	(a) 04/01/25	2,750,000	1,194,902

	Education Total		8,076,889

Prep School – 1.1%
CA Statewide Communities Development Authority	Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28 (b)	965,000	994,211

IL Finance Authority	Chicago Charter School Foundation, Series 2007, 5.000% 12/01/36	1,750,000	1,757,770

KY Louisville & Jefferson County Metropolitan Government	Assumption High School, Inc., Series 2006, 5.000% 10/01/35	1,500,000	1,503,195

MA Health & Educational Facilities Authority	Learning Center for Deaf Children, Series 1999 C, 6.100% 07/01/19	1,000,000	1,016,220

MI Conner Creek Academy	Series 2007, 5.000% 11/01/26	2,540,000	2,439,467

MI Summit Academy North	Series 2005, 5.500% 11/01/35	750,000	746,737

NH Business Finance Authority	Proctor Academy, Series 1998 A, 5.400% 06/01/17	775,000	786,586

	Prep School Total		9,244,186

Student Loan – 0.9%
CT Higher Education Supplemental Loan Authority	Family Education Loan Program, Series 2005 A, AMT, Insured: MBIA 4.375% 11/15/21	1,215,000	1,190,177

NE Nebhelp, Inc.	Series 1993 A-6, AMT, Insured: MBIA 6.450% 06/01/18	4,000,000	4,156,160

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Education (continued)
Student Loan (continued)
NM Educational Assistance Foundation	Series 1996 A-2, AMT, 6.650% 11/01/25	1,915,000	1,948,149

	Student Loan Total		7,294,486

Education Total			24,615,561

Health Care – 30.4%
Continuing Care Retirement – 12.7%
AZ Health Facilities Authority	Beatitudes Campus Project, Series 2007, 5.200% 10/01/37	1,750,000	1,718,447

CA La Verne	Brethren Hillcrest Homes, Series 2003 B, 6.625% 02/15/25	685,000	738,916

CO Health Facilities Authority	Christian Living Communities Project, Series 2006 A: 5.750% 01/01/26	500,000	517,925
	5.750% 01/01/37	1,500,000	1,543,620
	Covenant Retirement Communities, Inc., Series 2005, 5.000% 12/01/35	2,900,000	2,878,134

CT Development Authority	Elim Park Baptist Home, Inc., Series 2003, 5.850% 12/01/33	660,000	695,501

FL Lee County Industrial Development Authority	Shell Point Village, Series 2007, 5.000% 11/15/29	2,100,000	2,058,315

FL Orange County Health Facilities Authority	Orlando Lutheran: Series 2005, 5.700% 07/01/26	1,000,000	1,012,140
	Series 2007: 5.500% 07/01/32	350,000	345,783
	5.500% 07/01/38	1,750,000	1,716,802

FL Palm Beach County Health Facilities Authority	Abbey Delray South, Series 2003, 5.350% 10/01/14	1,250,000	1,293,500

FL Sarasota County Health Facility Authority	Series 2007, 5.500% 01/01/32(c)	3,000,000	3,043,020

FL St. John’s County Industrial Development Authority	Glenmoor at St. John’s, Inc., Series 2006 A, 5.375% 01/01/40	2,000,000	2,013,580
	Ponte Vedra, Inc., Series 2007, 5.000% 02/15/27	2,000,000	1,992,460

GA Fulton County	Canterbury Court Project, Series 2004 A, 6.125% 02/15/34	1,000,000	1,039,630
	Lenbrook Project, Series 2006 A: 5.000% 07/01/29	3,000,000	2,929,590
	5.125% 07/01/42	1,000,000	975,380

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
GA Savannah Economic Development Authority	Marshes of Skidaway, Series 2003 A: 7.400% 01/01/24	500,000	525,015
	7.400% 01/01/34	1,000,000	1,046,330

IA Finance Authority	Deerfield Retirement Community, Inc., Series 2007 A, 5.500% 11/15/27	1,135,000	1,145,624

IL Finance Authority	Lutheran Senior Services, Series 2006, 5.125% 02/01/26	2,000,000	2,021,800
	Tabor Hills Supportive Living, Series 2006, 5.250% 11/15/36	2,000,000	1,996,900
	Washington & Jane Smith Community: Series 2003 A, 7.000% 11/15/32	1,000,000	1,076,180
	Series 2005 A, 6.250% 11/15/35	2,750,000	2,875,290

IN Health & Educational Facilities Financing Authority	Baptist Homes of Indiana, Inc., Series 2005, 5.250% 11/15/35	2,750,000	2,803,955

KS Lenexa Health Care Facility Revenue	Series 2007, 5.500% 05/15/39	2,250,000	2,289,307

KS Manhattan Health Care Facility	Manhattan Retirement Foundation, Series 2007, 5.125% 05/15/37	1,000,000	973,840

MA Boston Industrial Development Financing Authority	Springhouse, Inc., Series 1998, 5.875% 07/01/20	385,000	390,725

MA Development Finance Agency	Berkshire Retirement Community, Inc., Series 1999, 5.625% 07/01/29	1,250,000	1,279,400
	Loomis House, Inc.: Series 1999 A, 5.625% 07/01/15	650,000	658,704
	Series 2002 A, 6.900% 03/01/32	220,000	238,682

MD Howard County	Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/33	750,000	754,770

MD Westminster Economic Development Authority	Carroll Lutheran Village, Inc., Series 2004 A, 6.250% 05/01/34	1,750,000	1,826,282

MI Kentwood Economic Development Corp.	Holland Home, Series 2006 A, 5.375% 11/15/36	2,500,000	2,517,225

MI Meridian Economic Development Corp.	Burcham Hills Retirement Center II, Series 2007 A-1, 5.250% 07/01/26	1,050,000	1,036,833

MO Health & Educational Facilities Authority	Lutheran Senior Services, Series 2007 A, 4.875% 02/01/27	3,000,000	2,942,370

MT Facility Finance Authority	St. John’s Lutheran Ministries, Inc., Series 2006 A, 6.125% 05/15/36	1,000,000	1,030,770

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
NC Medical Care Commission	United Methodist Retirement Homes, Inc., Series 2005 C, 5.500% 10/01/32	1,000,000	1,015,790

NH Higher Educational & Health Facilities Authority	Rivermead at Peterborough, Series 1998: 5.625% 07/01/18	500,000	506,360
	5.750% 07/01/28	1,665,000	1,678,586

NJ Economic Development Authority	Cranes Mill Project A, Series 2005 A, 5.000% 06/01/20	2,120,000	2,100,030
	Lions Gate, Series 2005 A: 5.750% 01/01/25	400,000	410,756
	5.875% 01/01/37	1,330,000	1,364,128
	Seabrook Village, Inc., Series 2006, 5.250% 11/15/36	2,700,000	2,696,193
	Seashore Gardens Project, Series 2006, 5.300% 11/01/26	500,000	503,590

NY East Rochester Housing Authority	Woodland Village Project, Series 2006, 5.500% 08/01/33	1,700,000	1,705,525

OR Multnomah County Hospital Facilities Authority	Terwilliger Plaza Project, Series 2006 A, 5.250% 12/01/36	650,000	637,559

PA Bucks County Industrial Development Authority	Ann’s Choice, Inc., Series 2005 A, 6.250% 01/01/35	1,750,000	1,832,460

PA Chartiers Valley Industrial & Commercial Development Authority	Asbury Health Center, Series 1999, 6.375% 12/01/24	750,000	780,930
	Friendship Village of South Hills, Series 2003 A, 5.750% 08/15/20	1,000,000	1,012,740

PA Delaware County Authority	Dunwoody Village, Series 2003 A, 5.375% 04/01/17	750,000	775,898

PA Montgomery County Industrial Development Authority	Whitemarsh Continuing Care Retirement Community, Series 2005: 6.125% 02/01/28	1,400,000	1,466,766
	6.250% 02/01/35	1,350,000	1,412,802

SC Jobs Economic Development Authority	Lutheran Homes, Series 2007, 5.500% 05/01/28(c)	1,100,000	1,090,485
	Wesley Commons, Series 2006, 5.300% 10/01/36	2,500,000	2,503,400

TN Johnson City Health & Educational Facilities Authority	Appalachian Christian Village, Series 2004 A, 6.250% 02/15/32	250,000	259,698

TN Metropolitan Government Nashville & Davidson County	Blakeford at Green Hills, Series 1998, 5.650% 07/01/24	1,825,000	1,831,442

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
TN Shelby County Health Educational & Housing Facilities Board	Germantown Village: Series 2003 A, 7.250% 12/01/34	675,000	690,147
	Series 2006, 6.250% 12/01/34	500,000	460,770
	Trezevant Manor, Series 2006 A, 5.750% 09/01/37	3,950,000	3,997,281

TX Abilene Health Facilities Development Corp.	Sears Methodist Retirement Center: Series 1998 A, 5.900% 11/15/25	1,350,000	1,359,274
	Series 2003 A, 7.000% 11/15/33	800,000	857,712

TX Bexar County Health Facilities Development Corp.	Army Retirement Residence, Series 2007, 5.000% 07/01/27	1,000,000	986,310

TX HFDC of Central Texas, Inc.	Legacy at Willow Bend, Series 2006 A, 5.750% 11/01/36	2,100,000	2,148,468
	Village at Gleannloch Farms, Series 2006 A, 5.500% 02/15/37	1,850,000	1,867,205

TX Houston Health Facilities Development Corp.	Buckingham Senior Living Community, Inc., Series 2004 A, 7.125% 02/15/34	1,000,000	1,094,790

TX Tarrant County Cultural Education Facilities	Northwest Senior Housing-Edgemere, Series 2006 A, 6.000% 11/15/36	1,000,000	1,050,300

VA James City County Economic Development Authority	Williamsburg Landing, Inc., Series 2005 A, 5.500% 09/01/34	750,000	768,248

VA Suffolk Industrial Development Authority	Lake Prince Center, Series 2006, 5.150% 09/01/24	750,000	754,298

VA Virginia Beach Development Authority	Westminster-Canterbury of Hampton, Series 2005, 5.375% 11/01/32	700,000	711,872

WI Health & Educational Facilities Authority	Clement Manor, Series 1998, 5.750% 08/15/24	2,200,000	2,221,626
	Eastcastle Place, Inc., Series 2004, 6.125% 12/01/34	500,000	506,785
	Milwaukee Catholic Home, Series 2006, 5.000% 07/01/26	750,000	752,693
	Three Pillars Senior Living Communities: Series 2003, 5.600% 08/15/23	790,000	812,855
	Series 2004 A, 5.500% 08/15/34	870,000	881,701
	United Lutheran Program for the Aging, Series 1998, 5.700% 03/01/28	750,000	754,515

	Continuing Care Retirement Total		104,204,733

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Health Services – 0.6%
CO Health Facilities Authority	National Jewish Medical & Research Center, Series 1998, 5.375% 01/01/23	1,080,000	1,082,754

MA Development Finance Agency	Boston Biomedical Research Institute, Series 1999: 5.650% 02/01/19	370,000	382,480
	5.750% 02/01/29	550,000	564,460

MA Health & Educational Facilities Authority	Civic Investments, Inc., Series 2002 A, 9.000% 12/15/15	1,500,000	1,779,585

MN Minneapolis & St. Paul Housing & Redevelopment Authority	HealthPartners: Series 2003, 5.875% 12/01/29	400,000	424,412
	Series 2006, 5.250% 05/15/23	1,000,000	1,019,220

	Health Services Total		5,252,911

Hospitals – 13.1%
AR Baxter County	Baxter County Regional Hospital, Series 2007, 5.000% 09/01/26	1,500,000	1,488,930

AR Washington County	Washington Regional Medical Center: Series 2005 A, 5.000% 02/01/35	1,000,000	998,470
	Series 2005 B, 5.000% 02/01/30	250,000	250,615

AZ Health Facilities Authority	Phoenix Memorial Hospital, Series 1991, 8.125% 06/01/12 (d)	1,849,099	6,472

CA ABAG Finance Authority for Nonprofit Corps.	San Diego Hospital Association, Series 2003 C, 5.375% 03/01/21	500,000	515,780

CA Health Facilities Financing Authority	Catholic Health Care West, Series 2004 G, 5.250% 07/01/23	500,000	513,250
	Stanford Hospital & Clinics Projects, Series 2003 A, 5.000% 11/15/23	1,500,000	1,513,770

CA Statewide Communities Development Authority	Huntington Memorial Hospital, Series 2005, 5.000% 07/01/35	3,500,000	3,525,235
	Kaiser Permanente: Series 2004 I, 3.450% 04/01/35	1,000,000	965,020
	Series 2007 A, 4.750% 04/01/33	3,250,000	3,151,135

CA Turlock	Emanuel Medical Center, Inc., Series 2004, 5.375% 10/15/34	2,000,000	2,043,380

CA Whittier	Presbyterian Intercommunity Hospital, Series 2002, 5.750% 06/01/31	1,000,000	1,088,960

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Hospitals (continued)
CO Health Facilities Authority	Vail Valley Medical Center, Series 2004, 5.000% 01/15/20	1,000,000	1,009,360

CT Health & Educational Facilities Authority	Hospital for Special Care, Series 1997 B, 5.500% 07/01/27	730,000	745,513

FL Highlands County Health Facilities Authority	Adventist Health Care, Series 2005 B, 5.000% 11/15/30	5,500,000	5,529,590

FL Hillsborough County Industrial Development Authority	Tampa General Hospital Project, Series 2003 B, 5.250% 10/01/34	1,000,000	1,014,280

FL Jacksonville Health Facilities Authority	Baptist Medical Center Project, Series 2007 A, 5.000% 08/15/37	5,000,000	5,003,650

FL Miami Health Facilities Authority	Catholic Health East, Series 2003 B, 5.125% 11/15/24	1,000,000	1,015,420

FL Orange County Health Facilities Authority	Orlando Regional Healthcare System, Series 1999 E, 6.000% 10/01/26	855,000	888,576

FL South Lake County Hospital District	South Lake Hospital, Inc., Series 2003: 6.375% 10/01/28	750,000	816,067
	6.375% 10/01/34	500,000	542,355

FL West Orange Health Care District	Series 2001 A, 5.650% 02/01/22	1,450,000	1,501,475

IL Health Facilities Authority	Thorek Hospital & Medical Center, Series 1998, 5.375% 08/15/28	500,000	506,420

IL Southwestern Development Authority	Anderson Hospital: Series 1999: 5.500% 08/15/20	500,000	510,370
	5.625% 08/15/29	250,000	255,655
	Series 2006, 5.125% 08/15/26	1,245,000	1,250,092

IN Health & Educational Facility Financing Authority	Clarian Health Partners, Series 2006 A, 5.000% 02/15/39	1,875,000	1,851,394
	Jackson County Schneck Memorial, Series 2006 A, 5.250% 02/15/30	1,000,000	1,022,910

IN Health Facility Financing Authority	Community Foundation of Northwest Indiana, Inc., Series 2004 A, 6.000% 03/01/34	850,000	898,807

KS University Hospital Authority	Series 2006: 4.500% 09/01/32	1,000,000	912,760
	5.000% 09/01/36	2,200,000	2,193,136

LA Public Facilities Authority	Touro Infirmary, Series 1999 A: 5.500% 08/15/19	510,000	518,150
	5.625% 08/15/29	240,000	244,486

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Hospitals (continued)
MA Health & Educational Facilities Authority	Jordan Hospital: Series 1998 D, 5.250% 10/01/18	600,000	601,548
	Series 2003 E, 6.750% 10/01/33	750,000	814,237
	Milford-Whitinsville Regional Hospital: Series 1998 C, 5.750% 07/15/13	610,000	628,758
	Series 2007, 5.000% 07/15/32	1,250,000	1,227,200

MD Health & Higher Educational Facilities Authority	Adventist Health Care, Series 2003 A: 5.000% 01/01/16	400,000	403,756
	5.750% 01/01/25	600,000	627,774

MI Dickinson County	Dickinson County Health Care System, Series 1999, 5.800% 11/01/24	1,000,000	1,022,020

MI Hospital Finance Authority	Garden City Hospital, Series 2007, 5.000% 08/15/38	2,250,000	2,102,152
	Henry Ford Health, Series 2006 A, 5.000% 11/15/21	1,000,000	1,013,400
	McLaren Health Care Corp., Series 2005 C, 5.000% 08/01/35	2,500,000	2,524,075
	Oakwood Obligated Group, Series 2003, 5.500% 11/01/18	1,600,000	1,672,032

MN St. Paul Housing & Redevelopment Authority	HealthEast, Inc., Series 2005, 5.150% 11/15/20	750,000	778,320

MN Washington County Housing & Redevelopment Authority	HealthEast, Inc., Series 1998, 5.250% 11/15/12	1,100,000	1,122,231

MO Cape Girardeau County	Southeast Missouri Hospital Association, Series 2003, 5.000% 06/01/27	3,750,000	3,755,662

MO Health & Educational Facilities Authority	Lake Regional Health Systems Project, Series 2003, 5.700% 02/15/34	1,000,000	1,047,340

MO Saline County Industrial Development Authority	John Fitzgibbon Memorial Hospital, Series 2005, 5.625% 12/01/35	2,750,000	2,755,665

MT Facilities Finance Authority	Montana’s Children’s Home and Hospital, Series 2005 B, 4.750% 01/01/24	750,000	746,602

NC Medical Care Commission	Stanly Memorial Hospital, Series 1999, 6.375% 10/01/29	1,000,000	1,047,430

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Hospitals (continued)
NH Higher Educational & Health Facilities Authority	Catholic Medical Center, Series 2002 A, 6.125% 07/01/32	50,000	53,288
	Littleton Hospital Association, Inc.: Series 1998 A: 5.900% 05/01/18	500,000	509,955
	6.000% 05/01/28	1,000,000	1,020,920
	Series 1998 B, 5.900% 05/01/28	675,000	687,373
	The Memorial Hospital at North Conway, Series 2006, 5.250% 06/01/21	1,000,000	1,022,110

NJ Health Care Facilities Financing Authority	Children’s Specialized Hospital, Series 2005 A, 5.000% 07/01/24	745,000	745,484

NM Farmington	San Juan Medical Center, Series 2004 A, 5.000% 06/01/23	500,000	502,885

NV Henderson	St. Rose Dominican Hospital, Series 1998, 5.125% 07/01/28	540,000	552,193

NY Dormitory Authority	Mount Sinai Hospital, NYU Medical Center, Series 2000 C, 5.500% 07/01/26	2,275,000	2,298,000
	Mount Sinai Hospital, Series 2000, 5.500% 07/01/26	225,000	227,851

NY Monroe County Industrial Development Agency	Highland Hospital, Series 2005, 5.000% 08/01/25	1,115,000	1,117,888

OH Higher Educational Facility Commission	University Hospitals Health Systems, Inc., Series 2007 A, 4.500% 01/15/31	5,000,000	4,591,350

OH Highland County Joint Township	Series 1999, 6.750% 12/01/29	1,815,000	1,947,441

OH Lakewood Hospital Improvement District	Lakewood Hospital Association, Series 2003, 5.500% 02/15/15	1,250,000	1,309,575

OH Miami County Hospital Facilities Authority	Upper Valley Medical Center, Inc., 5.250% 05/15/17	1,000,000	1,041,700

OH Sandusky County	Memorial Hospital, Series 1998, 5.150% 01/01/10	250,000	250,348

OK Development Finance Authority	Duncan Regional Hospital, Series 2003 A, 5.125% 12/01/23	2,000,000	2,030,660

OK Norman Regional Hospital Authority	Series 2007, 5.000% 09/01/27	2,000,000	1,982,300

OK Stillwater Medical Center Authority	Series 2003, 5.625% 05/15/23	1,000,000	1,074,720
	Series 2005, 5.000% 05/15/17	1,155,000	1,171,031

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Hospitals (continued)
SC Jobs Economic Development Authority	Bon Secours-St. Francis Medical Center, Series 2002, 5.500% 11/15/23	2,250,000	2,318,377

SD Health & Educational Facilities Authority	Sioux Valley Hospital & Health System, Series 2004 A, 5.250% 11/01/34	1,100,000	1,132,296

TN Johnson City Health & Educational Facilities Board	Mountain States Health Alliance, Series 2006 A, 5.500% 07/01/36	750,000	775,275

TN Knox County Health, Educational & Housing Facilities Authority	East Tennessee Hospital, Series 2003 B, 5.750% 07/01/33	150,000	157,838

TN Sullivan County Health Educational & Housing Facilities Board	Wellmont Health System, Series 2006 C, 5.250% 09/01/26	4,000,000	4,087,320

VA Augusta County Industrial Development Authority	Augusta Health Care, Inc., Series 2003, 5.250% 09/01/19	2,000,000	2,127,680

VT Educational & Health Buildings Financing Agency	Fletcher Allen Health Care, Series 2007 A, 4.750% 12/01/36	800,000	757,544

WA Skagit County Public Hospital District No. 1	Series 2003, 6.000% 12/01/23	1,000,000	1,059,940

WI Health & Educational Facilities Authority	Aurora Health Care, Inc., Series 2003, 6.400% 04/15/33	700,000	763,917
	Fort Health Care, Inc., Series 2004, 6.100% 05/01/34	1,965,000	2,138,293

	Hospitals Total		107,637,237

Intermediate Care Facilities – 0.6%
IL Development Finance Authority	Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,410,000	1,443,248

IN Health Facilities Financing Authority	Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,165,000	1,192,471

LA Public Facilities Authority	Progressive Health Care Providers, Inc., Series 1998, 6.375% 10/01/28	2,000,000	2,028,020

	Intermediate Care Facilities Total		4,663,739

Nursing Homes – 3.4%
AK Juneau	St. Ann’s Care Center, Inc., Series 1999, 6.875% 12/01/25	1,660,000	1,640,246

CO Health Facilities Authority	Evangelical Lutheran Good Samaritan Foundation: Series 2005, 5.000% 06/01/35	750,000	749,970
	Series 2006, 5.250% 06/01/24	2,000,000	2,051,480
	Volunteers of America Care Facilities, Series 1999 A, 5.750% 07/01/10	550,000	563,953

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Health Care (continued)
Nursing Homes (continued)
DE Economic Development Authority	Churchman Village Project, Series 1991 A, 10.000% 03/01/21	615,000	608,235

Greystone Midwest Junior Lien	7.148% 08/01/36 (e)	3,581,328	3,220,653

IA Finance Authority	Care Initiatives, Series 1998 B: 5.500% 07/01/08	210,000	212,331
	5.750% 07/01/18	600,000	616,194
	5.750% 07/01/28	1,475,000	1,503,718

IA Marion Health Care Facilities	Series 2003, 6.500% 01/01/29 (f) (8.000% 01/01/09)	300,000	335,361

KY Economic Development Finance Authority	Series 2003, 6.500% 01/01/29 (f) (8.000% 01/01/09)	920,000	1,028,440

MA Development Finance Agency	Alliance Health Care Facilities, Series 1999 A, 7.100% 07/01/32	2,170,000	2,205,219

MA Industrial Finance Agency	GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	835,000	807,821

MN Eveleth	Arrowhead Senior Living Community, Series 2007, 5.200% 10/01/27	1,375,000	1,344,585

MN Sartell	Foundation for Health Care: Series 1999 A, 6.625% 09/01/29	2,000,000	2,048,040
	Series 2001 A, 8.000% 09/01/30	1,000,000	1,088,700

MN St. Paul Housing & Redevelopment Authority	Sholom Home East Inc., Series 2007 A, 5.050% 10/01/27	1,000,000	972,260

MO St. Louis County Industrial Development Authority	Ranken Jordan Project, Series 2007, 5.000% 11/15/35	1,300,000	1,267,032

NY Dutchess County Industrial Development Agency	Elant Fishkill, Inc., Series 2007 A, 5.250% 01/01/37	1,400,000	1,374,044

PA Chester County Industrial Development Authority	Pennsylvania Nursing Home, Series 2002, 8.500% 05/01/32	380,000	394,615

PA Delaware County Industrial Development Authority	Care Institute-Main Line LLC, Series 2005, 9.000% 08/01/31	50,000	37,563

WI Health & Educational Facilities Authority	Series 2003 A, 8.500% 11/01/33	3,535,000	3,558,508

	Nursing Homes Total		27,628,968

Health Care Total			249,387,588

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Housing – 12.7%
Assisted Living/Senior – 2.6%
DE Kent County	Heritage at Dover, Series 1999, AMT, 7.625% 01/01/30	2,550,000	2,456,032

FL St. Johns County Industrial Development Authority	St. John’s County Welfare, Series 2007 A: 5.200% 10/01/27	1,130,000	1,124,305
	5.250% 10/01/41	1,400,000	1,380,162

GA Columbus Housing Authority	The Gardens at Calvary Project, Series 1999, 7.000% 11/15/29	2,000,000	1,930,040

GA Jefferson Development Authority	Sumner Smith Facility, Series 2007 A, AMT, 5.875% 08/01/38	2,360,000	2,312,021

MA Development Finance Agency	VOA Concord Assisted Living Inc, Series 2007, 5.200% 11/01/41	1,000,000	965,810

MN Rochester	Madonna Meadows, Series 2007 A, 5.200% 10/01/23	830,000	816,529

MN Roseville	Care Institute, Inc., Series 1993, 7.750% 11/01/23	1,270,000	1,114,730

MN St. Paul Housing & Redevelopment Authority	Marian Center Project, Series 2007 A, 5.300% 11/01/30	1,000,000	972,530

NC Medical Care Commission	DePaul Community Facilities, Inc.: Series 1998, 6.125% 01/01/28	750,000	723,983
	Series 1999, 7.625% 11/01/29	2,190,000	2,278,323

NY Huntington Housing Authority	Gurwin Jewish Senior Center, Series 1999 A: 5.875% 05/01/19	1,900,000	1,947,082
	6.000% 05/01/29	625,000	641,425

NY Mount Vernon Industrial Development Agency	Wartburg Senior Housing, Inc., Series 1999, 6.200% 06/01/29	1,000,000	1,009,570

NY Suffolk County Industrial Development Agency	Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	500,000	541,200

OR Clackamas County Hospital Facility Authority	Robison Jewish Home, Series 2005, 5.250% 10/01/27	700,000	697,347

	Assisted Living/Senior Total		20,911,089

Multi-Family – 4.8%
CA Statewide Communities Development Authority	Series 2005, AMT, Guarantor: GNMA, 5.050% 01/20/41	5,000,000	4,947,950

DC Housing Finance Agency	FDS Residential II LP, Series 2004, AMT, Insured: FHA 4.850% 06/01/35	1,460,000	1,414,360

DE Wilmington	Electra Arms Senior Association, Series 1998, AMT, 6.250% 06/01/28	875,000	853,038

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Housing – 12.7%
Multi-Family (continued)
FL Broward County Housing Finance Authority	Chaves Lake Apartments Ltd., Series 2000 A, AMT, 7.500% 07/01/40	1,500,000	1,578,705

FL Capital Trust Agency	Atlantic Housing Foundation, Inc., Series 2005 C, 5.875% 01/01/28	1,500,000	1,556,010

FL Clay County Housing Finance Authority	Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	1,360,000	1,424,206

MA Housing Finance Agency	Series 2005 E, AMT, 5.000% 12/01/28	750,000	755,055

ME Housing Authority	Series 2005 A-2, AMT, 4.950% 11/15/27	2,500,000	2,484,000

MN Minneapolis Student Housing	Riverton Community Housing, Inc., Series 2006 A, 5.700% 08/01/40	1,600,000	1,597,552

MN Washington County Housing & Redevelopment Authority	Cottages of Aspen, Series 1992, AMT, 9.250% 06/01/22	425,000	425,332

MN White Bear Lake	Birch Lake Townhomes, Series 1989 A, 9.750% 07/15/19	750,000	711,375

NC Durham Housing Authority	Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38	3,500,000	3,434,830

NC Medical Care Commission	ARC Project, Series 2004 A, 5.800% 10/01/34	1,550,000	1,622,230

NM Mortgage Finance Authority	Series 2005 E, AMT, Insured: FHA 4.800% 09/01/40	1,200,000	1,135,284

NY New York City Housing Development Corp.	Series 2005 F-1, 4.650% 11/01/25	2,750,000	2,749,835

OH Montgomery County	Heartland of Centerville LLC, Series 2005, AMT, Insured: FHLMC 4.950% 11/01/35	750,000	743,895

OK County Finance Authority	Sail Associates Project, Series 2007, AMT, 5.250% 05/15/41	1,475,000	1,479,336

OR Housing & Community Services Department	Series 2005 A, AMT, Insured: FHA 4.850% 07/01/35	1,755,000	1,700,121

Resolution Trust Corp.	Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16 (g)	455,481	450,794

TX El Paso County Housing Finance Corp.	American Village Communities: Series 2000 C, 8.000% 12/01/32	570,000	583,976
	Series 2000 D, 10.000% 12/01/32	675,000	702,992

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Housing (continued)
Multi-Family (continued)
VA Fairfax County Redevelopment & Housing Authority	Cedar Ridge Project, Series 2007, AMT, Insured: FHA 4.700% 04/01/27	3,000,000	2,882,550

WA Seattle Housing Authority	High Rise Rehabilitation Phase I LP, Series 2005, AMT, Insured: FSA 5.000% 11/01/25	1,000,000	1,000,610

WA Tacoma Housing Authority	Redwood, Series 2005, AMT, Guarantor: GNMA 5.050% 11/20/37	3,000,000	2,979,090

	Multi-Family Total		39,213,126

Single-Family – 5.3%
AR Development Finance Authority	Series 2005 D, AMT, Guarantor: GNMA, 4.750% 07/01/35	240,000	228,924
	Series 2007 B, AMT, Guarantor: GNMA, 4.624% 07/01/22	2,795,000	2,696,728

CO Housing & Finance Authority	Series 1995 D-1, AMT, 7.375% 06/01/26	25,000	25,683
	Series 1997 A-2, AMT, 7.250% 05/01/27	30,000	30,797

FL Housing Finance Corp.	Series 2006 1, AMT, Guarantor: GNMA, 4.850% 07/01/37	2,000,000	1,931,920

MA Housing Finance Agency	Series 2005 A, AMT, 5.200% 06/01/36	1,500,000	1,510,335
	Series 2006 122, AMT, 4.875% 12/01/37	3,970,000	3,850,424

MN Housing Finance Agency	Series 2006I, AMT, 5.000% 07/01/21	1,350,000	1,354,631

MN Minneapolis St. Paul Housing Finance Board	Series 2006, AMT, Guarantor: GNMA, 5.000% 12/01/38	2,733,963	2,699,706

MT Board of Housing	Series 2005 A, AMT, 5.000% 06/01/36	940,000	932,856

NC Housing Finance Agency	Series 2006 23-A, AMT, 4.800% 01/01/37	2,500,000	2,406,125

NJ Housing & Mortgage Finance Agency	Series 2005 M, AMT, 5.000% 10/01/36	1,735,000	1,732,224

OK Housing Finance Agency	Series 2006 C, AMT, Guarantor: GNMA, 5.000% 09/01/26	2,000,000	1,990,100
	Series 2006, AMT, Guarantor: GNMA, 4.850% 09/01/37	2,410,000	2,327,626

PA Housing Finance Agency	Series 2005 90-A, AMT, 4.700% 10/01/25	1,440,000	1,389,571

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Housing (continued)
Single-Family (continued)

PA Pittsburgh Urban Redevelopment Authority	Series 2006 A, AMT, Guarantor: GNMA, 5.000% 10/01/36	1,750,000	1,736,560

RI Housing & Mortgage Finance Corp.	Series 2005, AMT, 4.750% 10/01/30	4,000,000	3,847,160

TN Housing Development Agency	Series 2006, 5.000% 07/01/21	1,425,000	1,429,888
	Series 2007-1, AMT, 4.650% 07/01/27	2,000,000	1,910,180

TX Affordable Housing Corp.	Series 2005 A, AMT, Guarantor: GNMA, 5.100% 09/01/39	3,300,000	3,279,111

UT Utah Housing Corp.	Series 2006, AMT: 4.850% 07/01/26	1,000,000	982,940
	4.950% 07/01/37	2,000,000	1,963,200

VA Housing Development Authority	Series 2005 A, AMT, 5.000% 01/01/31	1,500,000	1,500,000

WA Housing Finance Commission	Single Family Program, Series 2006 5A, Guarantor: GNMA 4.900% 06/01/37	2,000,000	1,947,840

	Single-Family Total		43,704,529

Housing Total			103,828,744

Industrials – 5.7%
Food Products – 0.4%
MI Strategic Fund	Imperial Sugar Co.: Series 1998 A, 6.250% 11/01/15	1,000,000	1,023,920
	Series 1998 C, AMT, 6.550% 11/01/25	1,500,000	1,527,510

OH Toledo Lucas County Port Authority	Cargill, Inc. Project, Series 2004 A, 4.800% 03/01/22	500,000	501,945

	Food Products Total		3,053,375

Forest Products & Paper – 1.3%
AL Camden Industrial Development Board	Weyerhaeuser Co., Series 2003 B, AMT, 6.375% 12/01/24	275,000	298,760

AL Courtland Industrial Development Board	International Paper Co.: Series 2003 B, AMT, 6.250% 08/01/25	2,000,000	2,147,080
	Series 2005 A, 5.200% 06/01/25	1,000,000	1,010,170

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Industrials (continued)
Forest Products & Paper (continued)
AL Phenix City Industrial Development Board	Meadwestvaco Corp., Series 2002 A, AMT, 6.350% 05/15/35	1,000,000	1,061,140

AR Camden Environmental Improvement Authority	International Paper Co., Series 2004 A, AMT, 5.000% 11/01/18	250,000	252,738

GA Rockdale County Development Authority	Visy Paper, Inc., Series 1993, AMT, 7.500% 01/01/26	2,800,000	2,813,524

MS Lowndes County	Weyerhaeuser Co.: Series 1992 A, 6.800% 04/01/22	1,995,000	2,354,918
	Series 1992 B, 6.700% 04/01/22	230,000	269,123

VA Bedford County Industrial Development Authority	Nekoosa Packaging Corp., Series 1998, AMT, 5.600% 12/01/25	400,000	402,736

	Forest Products & Paper Total		10,610,189

Manufacturing – 0.5%
IL Will-Kankakee Regional Development Authority	Flanders Corp., Series 1997, AMT, 6.500% 12/15/17	700,000	708,113

KS Wichita Airport Authority	Cessna Citation Service Center, Series 2002 A, AMT, 6.250% 06/15/32	1,875,000	1,988,775

MS Business Finance Corp.	Northrop Grumman Ship Systems, Inc., Series 2006, 4.550% 12/01/28	1,500,000	1,429,635

	Manufacturing Total		4,126,523

Metals & Mining – 0.3%
NV Department of Business & Industry	Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT, 8.000% 09/01/14 (g)	380,000	392,065

VA Greensville County Industrial Development Authority	Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT, 7.000% 04/01/14	1,895,000	1,879,707

	Metals & Mining Total		2,271,772

Oil & Gas – 2.7%
LA St. John Baptist Parish	Marathon Oil Corp., Series 2007 A, 5.125% 06/01/37	3,050,000	3,070,862

NJ Middlesex County Pollution Control Authority	Amerada Hess Corp., Series 2004, 6.050% 09/15/34	285,000	305,577

NV Clark County Industrial Development Authority	Southwest Gas Corp.: Series 2003 E, AMT, 5.800% 03/01/38	1,750,000	1,824,410
	Series 2005 A, AMT, Insured: AMBAC 4.850% 10/01/35	10,000,000	9,773,600

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Industrials (continued)
Oil & Gas (continued)
TX Gulf Coast Industrial Development Authority	Citgo Petroleum, Series 1998, AMT, 8.000% 04/01/28	875,000	988,408

TX Texas City Industrial Development Corp.	Arco Pipeline Co., Inc., Series 1990, 7.375% 10/01/20	2,000,000	2,497,860

VI Virgin Islands Public Finance Authority	Hovensa LLC: Series 2003, AMT, 6.125% 07/01/22	875,000	948,264
	Series 2004, AMT, 5.875% 07/01/22	1,000,000	1,066,990
	Series 2007, AMT, 4.700% 07/01/22	2,000,000	1,964,920

VI Virgin Islands	Hovensa LLC, Series 2002, AMT, 6.500% 07/01/21	125,000	139,294

	Oil & Gas Total		22,580,185

Other Industrial Development Bonds – 0.5%
NJ Economic Development Authority	GMT Realty LLC, Series 2006 B, AMT, 6.875% 01/01/37	4,000,000	4,307,240

	Other Industrial Development Bonds Total		4,307,240

Industrials Total			46,949,284

Other – 11.0%
Other – 0.4%
NJ Economic Development Authority	Motor Vehicle Commission, Series 2003 A, Insured: MBIA (a) 07/01/14	2,500,000	1,865,100

PR Commonwealth of Puerto Rico Government Development Bank	Series 2006 B, 5.000% 12/01/15	1,250,000	1,306,025

	Other Total		3,171,125

Pool/Bond Bank – 0.4%
OH Cleveland-Cuyahoga County Port Authority	Series 2004 E, 5.600% 05/15/25	530,000	547,077
	Series 2005 B, LOC: Fifth Third Bank 5.125% 05/15/25	740,000	744,965

OH Summit County Port Authority	Seville Project, Series 2005 A, 5.100% 05/15/25	480,000	477,744

SD Economic Development Finance Authority	Davis Family Sodak, Series 2004 4-A, AMT, 6.000% 04/01/29	1,400,000	1,435,742

	Pool/Bond Bank Total		3,205,528

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Other (continued)
Refunded/Escrowed (h) – 8.2%
CA ABAG Finance Authority for Nonprofit Corps.	Eskaton Gold River Lodge, Series 1998, Pre-refunded 11/15/08: 6.375% 11/15/15	540,000	563,555
	6.375% 11/15/28	550,000	579,788

CA Golden State Tobacco Securitization Corp.	Series 2003 A-1, Pre-refunded 06/01/13, 6.250% 06/01/33	2,850,000	3,099,033
	Series 2003 B, Pre-refunded 06/01/13, 5.500% 06/01/43	1,250,000	1,349,325

CA Orange County Community Facilities District	Ladera Ranch, Series 1999 A, Pre-refunded 08/15/09, 6.500% 08/15/21	1,000,000	1,071,850

CA Pasadena Community College District	Series 2003 A, Pre-refunded 06/01/13, Insured: FGIC 5.000% 06/01/19	1,290,000	1,362,962

CA Statewide Communities Development Authority	Eskaton Village - Grass Valley, Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	1,695,000	1,924,113

CO Adams County	Series 1991 B: Escrowed to Maturity, 11.250% 09/01/11	220,000	279,376
	Pre-refunded 09/01/09, 11.250% 09/01/11 (i)	325,000	373,146
	Pre-refunded 09/01/10, 11.250% 09/01/11	360,000	435,316

CO Department of Transportation	Series 2001, Pre-refunded 12/15/08, Insured: MBIA: 5.500% 06/15/14 (g)(j)	6,000,000	6,392,400
	5.500% 06/15/15 (g)(j)	4,000,000	4,261,600

CO E-470 Public Highway Authority	Series 2000 B, Pre-refunded 09/01/10, (a) 09/01/35	17,500,000	2,353,925

CO Health Facilities Authority	Volunteers of America Care Facilities, Series 1998 A, Pre-refunded 07/01/08, 5.750% 07/01/20	700,000	726,607

FL Capital Projects Finance Authority	Glenridge on Palmer Ranch, Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32	1,250,000	1,463,113

FL Lee County Industrial Development Authority	Shell Point Village, Series 1999 A, Pre-refunded 11/15/09, 5.500% 11/15/29	1,200,000	1,253,532

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Other (continued)
Refunded/Escrowed (h) (continued)
FL Orange County Health Facilities Authority	Orlando Regional Health Care System: Series 1999 E, Pre-refunded 10/01/09, 6.000% 10/01/26	20,000	21,058
	Series 2002, Pre-refunded 12/01/12, 5.750% 12/01/32	350,000	377,986

FL Tampa Bay Water Utility Systems	Series 1991 I, Pre-refunded 10/01/11, Insured: FGIC 7.506% 10/01/29 (k)	7,500,000	8,486,625

GA Forsyth County Hospital Authority	Georgia Baptist Health Care System, Series 1998, Escrowed to Maturity, 6.000% 10/01/08	330,000	334,425

GA Municipal Electric Authority	Series 1991 V: Escrowed to Maturity, 6.600% 01/01/18	690,000	808,459
	Pre-refunded 01/01/13, 6.600% 01/01/18	75,000	85,669

IA Finance Authority	Care Initiatives, Series 1996, Pre-refunded 07/01/11, 9.250% 07/01/25	465,000	556,958
IL Development Finance Authority	Latin School of Chicago, Series 1998, Pre-refunded 08/01/08, 5.650% 08/01/28	1,725,000	1,756,757

IL Health Facilities Authority	Lutheran Senior Ministries, Series 2001 A, Pre-refunded 08/15/11, 7.375% 08/15/31	1,300,000	1,472,393

IL University of Illinois	Series 2001 A, Pre-refunded 08/15/11, Insured: AMBAC 5.500% 08/15/16	1,425,000	1,507,465

MA Development Finance Agency	Western New England College, Series 2002, Pre-refunded 12/01/12, 6.125% 12/01/32	300,000	332,127

MA Health & Educational Facilities Authority	Milford-Whitinsville Regional Hospital, Series 2002 D, Pre-refunded 07/15/12, 6.350% 07/15/32	1,715,000	1,899,860

MN Carlton	Inter-Faith Social Services, Inc., Series 2000, Pre-refunded 04/01/10, 7.500% 04/01/19	250,000	272,905

NC Eastern Municipal Power Agency	Series 1991 A, Escrowed to Maturity, 6.500% 01/01/18	3,320,000	3,963,250

NH Health & Educational Facilities Authority	Catholic Medical Center, Series 2002 A, Pre-refunded 7/01/12, 6.125% 07/01/32	350,000	383,639

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Other (continued)
Refunded/Escrowed (h) (continued)
NJ Economic Development Authority	Seabrook Village, Inc., Series 2000 A, Pre-refunded 11/15/10, 8.250% 11/15/30	1,625,000	1,850,989

NJ Tobacco Settlement Financing Corp.	Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	2,000,000	2,286,260

NV Henderson	St. Rose Dominican Hospital, Series 1998 A, Pre-refunded 07/01/08, 5.375% 07/01/26	790,000	809,209

NY Convention Center Operating Corp.	Yale Building Project, Series 2003, Escrowed to Maturity, (a) 06/01/08	2,100,000	2,028,726

NY Dormitory Authority	Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity,
	Insured: MBIA: (a) 07/01/25	3,600,000	1,581,768
	(a) 07/01/26	4,400,000	1,836,692
	North Shore-Long Island Jewish Medical Center, Series 2003, Pre-refunded 05/01/13, 5.500% 05/01/33	400,000	431,376

NY New York	Series 1995 B, Escrowed to Maturity, 7.250% 08/15/07	140,000	140,603

PA Lancaster Industrial Development Authority	Garden Spot Village, Series 2000 A, Pre-refunded 05/01/10, 7.625% 05/01/31	825,000	912,310

TN Shelby County Health, Educational & Housing Facilities Board	Open Arms Development Centers: Series 1992 A, Pre-refunded 08/01/07, 9.750% 08/01/19	260,000	273,491
	Series 1992 C, Pre-refunded 08/01/07, 9.750% 08/01/19	260,000	273,491

TX Tyler Health Facilities Development Corp.	Mother Frances Hospital, Series 2001, Pre-refunded 07/01/12, 6.000% 07/01/31	750,000	814,245

WI Health & Educational Facilities Authority	Attic Angel Obligated Group, Series 1998, Pre-refunded 11/17/08, 5.750% 11/15/27	2,125,000	2,213,336
	Wheaton Franciscan Services, Series 2002, Pre-refunded 02/15/12, 5.750% 08/15/30	1,050,000	1,133,769

WV Hospital Finance Authority	Charleston Area Medical Center, Series 2000, Pre-refunded 09/01/10, 6.750% 09/01/30	925,000	1,008,750

	Refunded/Escrowed Total		67,344,232

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Other (continued)
Tobacco – 2.0%
CA Golden State Tobacco Securitization Corp.	Series 2003 A-1, 6.750% 06/01/39	200,000	228,966
	Series 2007 A-1, 5.750% 06/01/47	2,100,000	2,193,513

CA Silicon Valley Tobacco Securitization Authority	Series 2007 A, (a) 06/01/36	3,000,000	603,300

IA Tobacco Settlement Authority	Series 2005 C, 5.625% 06/01/46	3,000,000	3,097,500

LA Tobacco Settlement Financing Corp.	Series 2001 B, 5.875% 05/15/39	1,000,000	1,060,450

NJ Tobacco Settlement Financing Corp.	Series 2007 1C, (a) 06/01/41	7,500,000	1,060,725

NY Nassau County Tobacco Settlement Corp.	Series 2006, (a) 06/01/60	25,000,000	915,500

NY TSASC, Inc.	Series 2006 1, 5.125% 06/01/42	3,250,000	3,288,155

PR Commonwealth of Puerto Rico Children’s Trust Fund	Series 2005 B, (a) 05/15/55	25,000,000	925,250

SC Tobacco Settlement Management Authority	Series 2001 B, 6.375% 05/15/28	1,000,000	1,070,700

VA Tobacco Settlement Financing Corp.	Series 2005, 5.625% 06/01/37	2,000,000	2,201,620

	Tobacco Total		16,645,679

Other Total			90,366,564

Other Revenue – 2.6%
Hotels – 1.2%
MD Economic Development Corp.	Chesapeake Bay Conference Center, Series 2006 A, 5.000% 12/01/31	2,250,000	2,224,867

NJ Middlesex County Improvement Authority	Heldrich Associates LLC: Series 2005 B, 6.250% 01/01/37	4,250,000	4,451,450
	Series 2005 C, 8.750% 01/01/37	1,250,000	1,256,763

TX San Antonio Convention Hotel Finance Corp.	Hotel Investments LP, Series 2005 A, AMT, Insured: AMBAC 5.000% 07/15/34	1,500,000	1,514,805

	Hotels Total		9,447,885

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Other Revenue (continued)
Recreation – 1.1%
CA Agua Caliente Band Cahuilla Indians	Series 2003, 6.000% 07/01/18	1,000,000	1,061,160

CA Cabazon Band Mission Indians	Series 2004: 8.375% 10/01/15 (g)	485,000	506,859
	8.750% 10/01/19 (g)	1,800,000	1,881,486

CT Mashantucket Western Pequot Tribe	Series 1999 B, (a) 09/01/15 (g)	2,000,000	1,312,940

CT Mohegan Tribe Gaming Authority	Series 2001, 6.250% 01/01/31 (g)	475,000	501,220

IL Finance Authority Sports Facility	Leafs Hockey Club Project, Series 2007 A, 6.000% 03/01/37	1,000,000	1,003,540
NY Liberty Development Corp.	National Sports Museum, Series 2006 A, 6.125% 02/15/19 (g)	1,250,000	1,292,587

OR Cow Creek Band Umpqua Tribe of Indians	Series 2006 C, 5.625% 10/01/26 (g)	1,700,000	1,711,781

	Recreation Total		9,271,573

Retail – 0.3%
LA Beauregard Parish	Office Max, Series 2002, 6.800% 02/01/27	1,750,000	1,917,860

OH Lake County	North Madison Properties, Series 1993, 8.819% 09/01/11	375,000	375,679

	Retail Total		2,293,539

Other Revenue Total			21,012,997

Resource Recovery – 1.4%
Disposal – 0.7%
FL Lee County Solid Waste Systems	Series 2006 A, AMT, Insured: AMBAC 5.000% 10/01/17	2,010,000	2,099,184

OH Solid Waste	Republic Services, Inc., Series 2004, AMT, 4.250% 04/01/33	2,000,000	1,929,220

UT Carbon County	Laidlaw Environmental, Series 1997 A, AMT, 7.450% 07/01/17	1,500,000	1,532,505

	Disposal Total		5,560,909

Resource Recovery – 0.7%
MA Development Finance Agency	Ogden Haverhill Associates, Series 1999 A, AMT, 6.700% 12/01/14	750,000	796,973

MA Industrial Finance Agency	Ogden Haverhill Associates, Series 1998 A, AMT: 5.500% 12/01/13	500,000	515,355
	5.600% 12/01/19	1,000,000	1,030,590

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Resource Recovery (continued)
Resource Recovery (continued)
NY Niagara County Industrial Development Agency	American REF-Fuel Co., LLC, Series 2001 A, AMT, 5.450% 11/15/26	1,000,000	1,035,600

PA Delaware County Industrial Development Authority	American REF-Fuel Co., Series 1997 A, 6.200% 07/01/19	2,225,000	2,285,297

	Resource Recovery Total		5,663,815

Resource Recovery Total			11,224,724

Tax-Backed – 16.7%
Local Appropriated – 1.6%
CA Compton	Civic Center & Capital Improvements, Series 1997 A, 5.500% 09/01/15	1,500,000	1,532,760

CA Southeast Resource Recovery Facilities Authority	Series 2003 B, AMT, Insured: AMBAC 5.375% 12/01/18	2,000,000	2,094,320

MN Andover Economic Development Authority	Andover Community Center, Series 2004, 5.200% 02/01/34	750,000	786,150

MO St. Louis Industrial Development Authority	St. Louis Convention Center, Series 2000, Insured: AMBAC (a) 07/15/18	3,000,000	1,840,110

SC Berkeley County School District	Series 2003, 5.000% 12/01/28	2,000,000	2,035,080

SC Dorchester County School District No. 2	Series 2004, 5.250% 12/01/29	1,000,000	1,035,990

SC Lancaster Educational Assistance Program	Lancaster County School District, Series 2004, 5.000% 12/01/26	1,350,000	1,361,610

SC Laurens County School District No. 55	Series 2005, 5.250% 12/01/30	1,400,000	1,445,122

SC Newberry County School District	Series 2005, 5.000% 12/01/30	750,000	755,610

	Local Appropriated Total		12,886,752

Local General Obligations – 2.5%
CA Empire Union School District	Series 1987-1 A, Insured: AMBAC, (a) 10/01/21	1,665,000	867,032

CA Los Angeles Community College District	Series 2003 B, Insured: FSA, 5.000% 08/01/19	2,000,000	2,080,740

CA Los Angeles Unified School District	Series 1997 E, Insured: MBIA, 5.125% 01/01/27	3,800,000	4,011,584
	Series 2002 E, Insured: MBIA, 5.750% 07/01/16	800,000	900,808

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Tax-Backed (continued)
Local General Obligations (continued)
CA Modesto High School District	Series 2002 A, Insured: FGIC, (a) 08/01/19	2,650,000	1,540,127

CO Northwest Metropolitan District No. 3	Series 2005, 6.250% 12/01/35	1,000,000	1,047,140

CO Red Sky Ranch Metropolitan District	Series 2003, 6.050% 12/01/33	1,000,000	1,032,560

IL Hoffman Estates Park District	Series 2004, 5.250% 12/01/23	1,000,000	1,041,720

NJ Bergen County Improvement Authority	Series 2005, 5.000% 11/15/24	1,800,000	1,925,622

NY New York City	Series 1995 B, 7.250% 08/15/07	860,000	863,603
	Series 2003 J, 5.500% 06/01/18	1,500,000	1,593,975

OH Dublin City School District	Series 2003, Insured: FSA 5.000% 12/01/20	2,450,000	2,546,653

TX Dallas County Flood Control District	Series 2002, 7.250% 04/01/32	1,000,000	1,055,340

	Local General Obligations Total		20,506,904

Special Non-Property Tax – 3.1%
IL Bolingbrook	Sales Tax Revenue, Series 2005, (n) 01/01/24 (6.250% 01/01/08)	1,500,000	1,495,380

KS Wyandotte County	Series 2005 B, 5.000% 12/01/20	625,000	637,894
	Series 2006, 4.875% 10/01/28	2,080,000	2,029,851

NJ Economic Development Authority	Cigarette Tax, Series 2004: 5.500% 06/15/31	315,000	329,106
	5.750% 06/15/29	1,000,000	1,064,330

NY Thruway Authority	Series 2003 A, Insured: MBIA, 5.000% 03/15/20	3,500,000	3,633,455

PR Commonwealth of Puerto Rico Highway & Transportation Authority	Series 2003 AA, Insured: MBIA: 5.500% 07/01/18	1,225,000	1,361,906
	5.500% 07/01/19	2,320,000	2,585,872

PR Commonwealth of Puerto Rico Infrastructure Financing Authority	Series 2005 C, Insured: AMBAC, 5.500% 07/01/24	11,000,000	12,367,520

	Special Non-Property Tax Total		25,505,314

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Tax-Backed (continued)
Special Property Tax – 6.0%
CA Carson Improvement Bond Act 1915	Series 1992, 7.375% 09/02/22	125,000	125,696

CA Huntington Beach Community Facilities District	Grand Coast Resort, Series 2001-1, 6.450% 09/01/31	1,250,000	1,326,750

CA Irvine Improvement Bond Act 1915	No. 00-18-GRP 3, Series 2003, 5.550% 09/02/26	500,000	511,460

CA Lincoln Community Facilities District No. 2003-1	Series 2004: 5.750% 09/01/20	455,000	505,168
	5.900% 09/01/24	455,000	508,863

CA Oakdale Public Financing Authority	Central City Redevelopment Project, Series 2004, 5.375% 06/01/33	2,000,000	2,056,300

CA Oceanside Community Development Commission	Downtown Redevelopment Project, Series 2003, 5.700% 09/01/25	500,000	526,100

CA Orange County Community Facilities District	Ladera Ranch, Series 2003 A, 5.550% 08/15/33	1,000,000	1,015,020

CA Orange County Improvement Bond Act 1915	Phase IV, No. 01-1-B, Series 2003, 5.750% 09/02/33	1,000,000	1,028,540

CA Redwood City Community Facilities District No. 1	Series 2003 B, 6.000% 09/01/33	700,000	722,057

CA Temecula Valley Unified School District No. 1	Series 2003, 6.125% 09/01/33	600,000	612,552

FL Ave Maria Stewardship Community District	Series 2006 A, 5.125% 05/01/38	500,000	477,480

FL Brandy Creek Community Development District	Series 2003 A, 6.350% 05/01/34	940,000	1,006,947

FL Celebration Community Development District	Series 2003 A, 6.400% 05/01/34	970,000	1,032,420

FL Channing Park Development District	Series 2007, 5.300% 05/01/38	1,000,000	942,700

FL Colonial Country Club Community Development District	Series 2003, 6.400% 05/01/33	715,000	764,721

FL Double Branch Community Development District	Series 2002 A, 6.700% 05/01/34	675,000	738,781

FL Islands at Doral Southwest Community Development District	Series 2003, 6.375% 05/01/35	760,000	817,464

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Tax-Backed (continued)
Special Property Tax (continued)
FL Lexington Oaks Community Development District	Series 1998 A, 6.125% 05/01/19	235,000	235,435
	Series 2000 A, 7.200% 05/01/30	820,000	840,426
	Series 2002 A, 6.700% 05/01/33	250,000	269,960

FL Middle Village Community Development District	Series 2004 A, 6.000% 05/01/35	2,000,000	2,080,340

FL Oakmont Grove Community Development District	Series 2007 A, 5.400% 05/01/38	1,200,000	1,148,580
	Series 2007 B, 5.250% 05/01/12	1,000,000	992,040

FL Orlando	Conroy Road Interchange, Series 1998 A: 5.500% 05/01/10	180,000	181,152
	5.800% 05/01/26	600,000	607,404

FL Sarasota National Community Development	Series 2003, 5.300% 05/01/39	4,000,000	3,808,120

FL Seven Oaks Community Development District II	Series 2004 A, 5.875% 05/01/35	475,000	483,018
	Series 2004 B, 5.000% 05/01/09	485,000	483,632

FL Stoneybrook Community Development District	Series 1998 A, 6.100% 05/01/19	700,000	701,246

FL Sweetwater Creek Community Development District	Series 2007 A, 5.500% 05/01/38	1,000,000	982,570

FL West Villages Improvement District	Series 2006, 5.500% 05/01/37	1,750,000	1,692,635

FL Westchester Community Development District No. 1	Series 2003, 6.125% 05/01/35	800,000	831,272

FL Westridge Community Development District	Series 2005, 5.800% 05/01/37	2,750,000	2,713,645

GA Atlanta	Series 2005 B, 5.600% 01/01/30	1,000,000	1,028,370

IL Annawan Tax Increment Revenue	Patriot Renewable Fuels LLC, Series 2007, 5.625% 01/01/18	1,500,000	1,479,570
IL Chicago	Pilsen Redevelopment, Series 2004 B, 6.750% 06/01/22	1,225,000	1,312,636

IL Du Page County Special Service Area No. 31	Series 2006, 5.625% 03/01/36	750,000	774,045

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Tax-Backed (continued)
Special Property Tax (continued)
IL Lincolnshire Special Services Area No. 1	Sedgebrook Project, Series 2004, 6.250% 03/01/34	750,000	782,843

IL Plano Special Service Area No. 4	Series 2005 5-B, 6.000% 03/01/35	3,000,000	3,104,130

IL Rosemont	River Road Hotel Partners Project, Series 2007, 5.100% 12/30/23	2,800,000	2,735,880

IL Volo Village Special Service Area No. 3	Series 2006-1, 6.000% 03/01/36	2,000,000	2,017,040

IN City of Portage	Series 2006, 5.000% 07/15/23	700,000	702,002

MI Pontiac Tax Increment Finance Authority	Development Area No. 3, Series 2002, 6.375% 06/01/31	1,000,000	1,054,020

MO Fenton	Tax Increment Revenue, Series 2006, 4.500% 04/01/21	465,000	462,470

MO Riverside	Tax Increment Revenue, Series 2004, 5.250% 05/01/20	1,275,000	1,304,503

	Special Property Tax Total		49,528,003

State Appropriated – 1.0%

CA Public Works Board	Department of Mental Health, Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	1,000,000	1,079,600

LA Military Department	Custody Receipts, Series 2006, 5.000% 08/01/24	4,330,000	4,434,656

NY Triborough Bridge & Tunnel Authority	Javits Convention Center, Series 1990 E, 7.250% 01/01/10	975,000	1,018,320

PR Commonwealth of Puerto Rico Public Finance Corp.	Series 2004 A, 5.750% 08/01/27(k)	1,465,000	1,544,813

	State Appropriated Total		8,077,389

State General Obligations – 2.5%
CA State	Series 2003: 5.250% 02/01/18	2,000,000	2,153,120
	5.250% 02/01/20	2,000,000	2,156,880
	5.250% 02/01/23	800,000	864,800

MA Bay Transportation Authority	Series 1992 B, Insured: MBIA 6.200% 03/01/16	5,825,000	6,519,748

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Tax-Backed (continued)
State General Obligations (continued)
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority	Insured: FSA, 5.500% 07/01/18	2,440,000	2,712,694
	Series 2006 B, 5.000% 07/01/35	5,000,000	5,087,050

PR Commonwealth of Puerto Rico	Series 2004 A, 5.000% 07/01/30	1,390,000	1,430,880

	State General Obligations Total		20,925,172

Tax-Backed Total			137,429,534

Transportation – 6.2%
Air Transportation – 1.8%
CA Los Angeles Regional Airports Improvement Corp.	American Airlines, Inc., Series 2000 C, AMT, 7.500% 12/01/24	400,000	449,004

FL Capital Trust Agency	Air Cargo-Orlando, Series 2003, AMT, 6.750% 01/01/32	650,000	692,913

IN Indianapolis Airport Authority	Fed Ex Corp., Series 2004, AMT, 5.100% 01/15/17	1,000,000	1,028,440

NC Charlotte/Douglas International Airport	US Airways, Inc.: Series 1998, AMT, 5.600% 07/01/27	1,500,000	1,516,815
	Series 2000, AMT, 7.750% 02/01/28	1,250,000	1,340,763

NJ Economic Development Authority	Continental Airlines, Inc.: Series 1999, AMT: 6.250% 09/15/19	1,000,000	1,029,510
	6.250% 09/15/29	500,000	514,755
	Series 2003, AMT, 9.000% 06/01/33	1,000,000	1,221,240

NY New York City Industrial Development Agency	American Airlines, Inc., Series 2005, AMT, 7.750% 08/01/31	1,000,000	1,187,200

	Terminal One Group Association LP, Series 2005, AMT, 5.500% 01/01/21	1,250,000	1,328,450

PA Philadelphia Authority for Industrial Development	Aero Philadelphia, Series 1999, AMT: 5.250% 01/01/09	140,000	140,435
	5.500% 01/01/24	1,000,000	1,005,950

TX Dallas-Fort Worth International Airport	American Airlines, Inc., Series 2000 A, AMT, 9.000% 05/01/29	2,250,000	2,730,487

TX Houston Industrial Development Corp.	United Parcel Service, Series 2002, AMT, 6.000% 03/01/23	970,000	1,013,146

	Air Transportation Total		15,199,108

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Transportation (continued)
Airports – 1.6%
CA Burbank Glendale Pasadena Airport Authority	Series 2005 B, AMT, Insured: AMBAC, 5.000% 07/01/23	1,500,000	1,535,760

DC Metropolitan Washington Airports Authority	Series 2003 A, AMT, Insured: FGIC, 5.000% 10/01/33	1,500,000	1,519,980

MO Branson Regional Airport Transportation Development District	Branson Airport LLC: Series 2007 A, 6.000% 07/01/37	500,000	503,625
	Series 2007 B, 6.000% 07/01/37	1,300,000	1,285,544

NC Charlotte/Douglas International Airport	Series 1999, AMT, Insured: MBIA, 6.000% 07/01/24 (g)(i)(j)	8,000,000	8,333,200

	Airports Total		13,178,109

Ports – 1.3%
WA Port of Seattle	Series 2000 A, AMT, Insured: MBIA, 6.000% 02/01/10 (g)(j)	2,500,000	2,615,375
	Series 2000 B, AMT, Insured: MBIA, 6.000% 02/01/11 (g)(j)	7,500,000	7,950,900

	Ports Total		10,566,275

Toll Facilities – 1.0%
CO E-470 Public Highway Authority	Series 2000 B, Insured: MBIA, (a) 09/01/18	4,000,000	2,423,160

CO Northwest Parkway Public Highway Authority	Series 2001 D, 7.125% 06/15/41	2,750,000	2,939,695

NY Thruway Authority	Second General Highway & Bridge Trust Fund, Series 2005 B, Insured: AMBAC 5.500% 04/01/20	2,310,000	2,582,233

	Toll Facilities Total		7,945,088

Transportation – 0.5%
NV Department of Business & Industry	Las Vegas Monorail Co., Series 2000, 7.375% 01/01/40	3,750,000	3,922,538

	Transportation Total		3,922,538

Transportation Total			50,811,118

Utilities – 9.8%
Independent Power Producers –1.2%
NY Port Authority of New York & New Jersey	KIAC Partners, Series 1996 IV, AMT: 6.750% 10/01/11	3,000,000	3,041,190
	6.750% 10/01/19	120,000	121,610

OR Western Generation Agency	Wauna Cogeneration Project, Series 2006 A, 5.000% 01/01/20	2,235,000	2,262,736

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Utilities (continued)
Independent Power Producers (continued)
PA Carbon County Industrial Development Authority	Panther Creek Partners, Series 2000, AMT, 6.650% 05/01/10	605,000	628,795

PA Economic Development Financing Authority	Colver Project, Series 2005, AMT, 5.125% 12/01/15	825,000	826,469
	Northampton Generating, Series 1994 A, AMT, 6.500% 01/01/13	3,000,000	3,016,770

	Independent Power Producers Total		9,897,570

Investor Owned – 6.0%
AZ Maricopa County Pollution Control Corp.	Southern California Edison Co., Series 2000 A, 2.900% 06/01/35	1,000,000	972,860

CA Chula Vista Industrial Development Authority	San Diego Gas & Electric Co., Series 1996 B, AMT, 5.500% 12/01/21	1,275,000	1,351,474

HI Department of Budget & Finance	Hawaiian Electric Co., Series 2007 B, AMT, Insured: FGIC 4.600% 05/01/26	5,000,000	4,772,750

IL Development Finance Authority	Peoples Gas Light & Coke Co., Series 2003 E, AMT, Insured: AMBAC 4.875% 11/01/38	2,500,000	2,517,475

IN Petersburg	Indianapolis Power & Light Co., Series 1991, 5.750% 08/01/21	1,000,000	1,042,400

LA Calcasieu Parish Industrial Development Board	Entergy Gulf States, Inc., Series 1999, 5.450% 07/01/10	500,000	500,565

LA West Feliciana Parish	Entergy Gulf States, Inc., Series 1999 B, 6.600% 09/01/28	250,000	250,310

MS Business Finance Corp.	Systems Energy Resources, Inc., Series 1999, 5.900% 05/01/22	1,500,000	1,503,555

MT Forsyth	Northwestern Corp., Series 2006, Insured: AMBAC 4.650% 08/01/23	3,000,000	3,026,460
	Portland General, Series 1998 A, 5.200% 05/01/33	375,000	381,150

NC Wake County Industrial Facilities & Pollution Control Financing Authority	Carolina Power & Light Co., Series 2002, 5.375% 02/01/17	2,000,000	2,091,360

NH Business Finance Authority	Public Service Co., Series 2006 B, AMT, Insured: MBIA 4.750% 05/01/21	7,250,000	7,249,565

NM Farmington	Tucson Electric Power Co., Series 1997 A, 6.950% 10/01/20	2,000,000	2,052,400

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Utilities (continued)
Investor Owned (continued)
NV Clark County Industrial Development Authority	Nevada Power Co.: Series 1995 B, AMT, 5.900% 10/01/30	2,135,000	2,138,437
	Series 1997 A, AMT, 5.900% 11/01/32	750,000	750,863
	Southern California Edison Co., Series 2000 A, AMT, 3.250% 06/01/31	1,000,000	980,010

PA Economic Development Financing Authority	Reliant Energy, Inc., Series 2001 A, AMT, 6.750% 12/01/36	800,000	878,712

SC Berkeley County Pollution Control Facilities Authority	South Carolina Generating Co. Project, Series 2003, 4.875% 10/01/14	1,500,000	1,531,125

TX Brazos River Authority	TXU Energy Co., LLC: Series 1994, AMT, 5.400% 05/01/29	1,500,000	1,510,875
	Series 2001 C, AMT, 5.750% 05/01/36	515,000	525,599
	Series 2003 C, AMT, 6.750% 10/01/38	1,180,000	1,276,843

TX Matagorda County Navigation District No. 1	AEP Texas Project, Series 2005 A, Insured: AMBAC 4.400% 05/01/30	7,500,000	6,954,525

WY Campbell County	Black Hills Power, Inc., Series 2004, 5.350% 10/01/24	3,250,000	3,366,350

WY Converse County	PacifiCorp, Series 1988, 3.900% 01/01/14	1,500,000	1,442,850

	Investor Owned Total		49,068,513

Joint Power Authority – 0.4%

NC Eastern Municipal Power Agency	Series 1991 A, 6.500% 01/01/18	1,680,000	1,928,455
	Series 2003 C, 5.375% 01/01/17	1,000,000	1,044,230

	Joint Power Authority Total		2,972,685

Municipal Electric – 1.1%
GA Municipal Electric Authority	Series 1991 V, 6.600% 01/01/18	3,300,000	3,751,539

MN Western Municipal Power Agency	Series 2003 B, Insured: MBIA, 5.000% 01/01/15	500,000	529,150

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Bonds (continued)

		Par ($)	Value ($)
Utilities (continued)
Municipal Electric (continued)
NY Long Island Power Authority	Series 1998, Insured: AMBAC, 5.000% 04/01/10	2,000,000	2,056,840
	Series 2003 A, 5.000% 06/01/09	2,000,000	2,041,420

PR Electric Power Authority	Series 1998 NN, 5.500% 07/01/20	1,005,000	1,090,736

	Municipal Electric Total		9,469,685

Water & Sewer – 1.1%
AZ Surprise Municipal Property Corp.	Series 2007, 4.900% 04/01/32	2,000,000	1,930,880

CA Department of Water Resources	Central Valley Project, Series 2002 X, Insured: FGIC 5.500% 12/01/17	1,300,000	1,449,669

FL Key West	Sewer Revenue, Series 2003, Insured: FGIC, 5.250% 10/01/18	1,000,000	1,056,050

MS V Lakes Utility District	Series 1994, 8.250% 07/15/24(l)	400,000	240,000

NH Industrial Development Authority	Pennichuck Water Works, Inc., Series 1988, AMT, 7.500% 07/01/18	375,000	415,560

PA Dauphin County Industrial Development Authority	Dauphin Water Supply Co., Series 1992 A, AMT, 6.900% 06/01/24	3,200,000	3,898,528

	Water & Sewer Total		8,990,687

Utilities Total			80,399,140
	Total Municipal Bonds (cost of $799,402,015)		816,025,254

Municipal Preferred Stocks – 1.0%

Housing – 1.0%
Multi-Family – 1.0%
Charter Mac Equity Issuer Trust	AMT: 6.300% 04/30/19 (g)	1,000,000	1,077,670
	Series 1999, 6.625% 06/30/09 (g)	2,000,000	2,080,640
	Series 2000, 7.600% 11/30/10 (g)	1,500,000	1,623,030

GMAC Municipal Mortgage Trust	AMT: 5.600% 10/31/39 (g)	1,000,000	1,018,180
	5.700% 10/31/40 (g)	1,500,000	1,498,290

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Municipal Preferred Stocks (continued)

		Par ($)	Value ($)
Housing (continued)
Multi-Family (continued)
MuniMae Trust	AMT, 6.300% 06/30/49 (g)	1,000,000	1,025,260

	Multi-Family Total		8,323,070

Housing Total			8,323,070
	Total Municipal Preferred Stocks (cost of $8,000,000)		8,323,070

		Shares
Investment Company – 0.0%

	Dreyfus Tax-Exempt Cash Management Fund	35,648	35,648

	Total Investment Company (cost of $35,648)		35,648

		Par ($)
Short-Term Obligations – 1.0%
Variable Rate Demand Notes (m) – 1.0%
FL Collier County Health Facilities Authority	Cleveland Clinic Health System, Series 2003 C-1, LOC: JPMorgan Chase Bank 3.860% 01/01/35	400,000	400,000

FL Orange County School Board	Series 2002 B, SPA: SunTrust Bank N.A., 3.800% 08/01/27	500,000	500,000

FL Pinellas County Health Facility Authority	All Childrens Hospital, Series 1985, SPA: Wachovia Bank N.A. 3.860% 12/01/15	1,800,000	1,800,000

MI Higher Education Facilities Authority	University of Detroit Mercy, Series 2007, LOC: JPMorgan Chase Bank 3.860% 11/01/36	2,000,000	2,000,000

MO Health & Educational Facilities Authority	SSM Health Care Corp., Series 2005 C-1, Insured: FSA, SPA: UBS AG 3.800% 06/01/19	600,000	600,000

NE Lancaster County Hospital Authority No. 1	Bryanlgh Medical Center, Series 2002, SPA: U.S. Bank N.A. 3.910% 06/01/18	200,000	200,000

WI Health & Educational Facilities Authority	ProHealth Care, Inc., Series 2001 B, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.910% 08/15/30	400,000	400,000

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

Short-Term Obligations (continued)

		Par ($)	Value ($)

Variable Rate Demand Notes (m) (continued)
WY Uinta County	Chevron Corp.: Series 1992, 3.800% 12/01/22	800,000	800,000
	Series 1993, 3.800% 08/15/20	1,200,000	1,200,000

	Variable Rate Demand Notes Total		7,900,000

	Total Short-Term Obligations (cost of $7,900,000)		7,900,000

	Total Investments – 101.5% (cost of $815,337,663)(o)		832,283,972

	Other Assets & Liabilities, Net – (1.5)%		(12,311,544)

	Net Assets – 100.0%		819,972,428

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	Denotes a restricted security, which is subject to registration with the SEC or is required to be exempted from such registration prior to resale. At June 30, 2007, the value of these securities amounted to $994,211, which represents 0.1% of net assets.

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority Crossroads School of Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$265,000
6.000% 08/01/28	08/31/98	700,000

		$965,000

(c)	Security purchased on a delayed delivery basis.

(d)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2007, the value of these securities amounted to $6,472, which represents less than 0.1% of net assets.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Step bond. The coupon on these bonds will change to the coupon shown in parentheses on the date indicated.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities, which are not illiquid except for the following, amounted to $45,926,277, which represents 5.6% of net assets.

Security	Acquisition Date	Par	Cost	Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16	11/12/93	$455,481	$463,388	$450,794

(h)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(i)	The security or a portion of the security is pledged as collateral for open futures contracts. At June 30, 2007, the total market value of securities pledged amounted to $1,563,783.

(j)	Security represents the underlying bond transferred to a special purpose entity established in a floating rate note transaction in which the fund acquired the residual interest. These securities amount to $29,553,475 and serve as collateral in the transaction.

(k)	The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2007.

(l)	The issuer is in default of certain debt covenants. Income is not being accrued. At June 30, 2007, the value of this security represents less than 0.1% of net assets.

(m)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at June 30, 2007.

(n)	Step bond. This security is currently not paying coupon. Shown paranthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(o)	Cost for federal income tax purposes is $814,995,231.

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2007

At June 30, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Notes	294	$31,076,719	$31,039,013	Sept-07	$(37,706)
U.S. Treasury Bonds	19	2,047,250	2,060,845	Sept-07	13,595

					$(24,111)

At June 30, 2007, the Fund held the following interest rate swap contract:

Notional Amount	Effective Date	Expiration Date	Counterparty	Receive (Pay)		Fixed Rate	Variable Rate	Unrealized Appreciation
$30,000,000	08/09/07	08/09/17	JPMorgan Chase Bank	(Pay	)	3.669%	BMA Index	$722,810

At June 30, 2007, the composition of the Fund by revenue source is as follows:

Revenue Source (Unaudited)	% of Net Assets
Health Care	30.4
Tax-Backed	16.7
Housing	12.7
Other	11.0
Utilities	9.8
Transportation	6.2
Industrials	5.7
Education	3.0
Other Revenue	2.6
Resource Recovery	1.4
Municipal Preferred Stocks	1.0

	100.5
Investment Company	0.0	*
Short-Term Obligations	1.0
Other Assets & Liabilities, Net	(1.5)

	100.0

* Rounds to less than 0.1%.

Acronym	Name
ABAG	Association of Bay Area Governments
AMBAC	Ambac Assurance Corp.
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GTY AGMT	Guarantee Agreement
HFDC	Health Facility Development Corporation
LOC	Letter of Credit
MBIA	MBIA Insurance Corp.
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia High Yield Municipal Fund

June 30, 2007

		($)
Assets	Investments, at cost	815,337,663

	Investments, at value	832,283,972
	Receivable for:
	Fund shares sold	890,063
	Interest	12,051,694
	Unrealized appreciation on swap contracts	722,810
	Deferred Trustees’ compensation plan	43,178

	Total Assets	845,991,717

Liabilities	Payable to custodian bank	1,661,587
	Payable for:
	Floating rate notes	14,056,782
	Investments purchased	1,605,582
	Investments purchased on a delayed delivery basis	4,129,351
	Fund shares repurchased	1,077,745
	Futures variation margin	165,406
	Distributions	2,468,123
	Interest expense and fees	143,133
	Investment advisory fee	267,059
	Administration fee	71,121
	Transfer agent fee	125,736
	Pricing and bookkeeping fees	27,163
	Trustees’ fees	196
	Custody fee	4,476
	Distribution and service fees	34,055
	Chief compliance officer expenses	326
	Deferred Trustees’ compensation plan	43,178
	Other liabilities	138,270

	Total Liabilities	26,019,289

	Net Assets	819,972,428

Net Assets Consist of	Paid-in capital	823,542,705
	Undistributed net investment income	977,957
	Accumulated net realized loss	(22,193,242)
	Net unrealized appreciation (depreciation) on:
	Investments	16,946,309
	Futures contracts	(24,111)
	Swap contracts	722,810

	Net Assets	819,972,428

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia High Yield Municipal Fund

June 30, 2007

Class A	Net assets	$89,976,963
	Shares outstanding	7,944,380
	Net asset value per share	$11.33	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.33 /0.9525)	$11.90	(b)

Class B	Net assets	$17,407,324
	Shares outstanding	1,536,968
	Net asset value and offering price per share	$11.33	(a)

Class C	Net assets	$14,134,424
	Shares outstanding	1,247,982
	Net asset value and offering price per share	$11.33	(a)

Class Z	Net assets	$698,453,717
	Shares outstanding	61,668,731
	Net asset value, offering and redemption price per share	$11.33

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia High Yield Municipal Fund

For the Year Ended June 30, 2007

		($)
Investment Income	Dividends	27,014
	Interest	41,803,352

	Total Investment Income	41,830,366

Expenses	Investment advisory fee	3,185,726
	Administration fee	852,681
	Distribution fee:
	Class B	160,366
	Class C	110,751
	Service fee:
	Class A	185,465
	Class B	42,764
	Class C	29,539
	Transfer agent fee	609,376
	Pricing and bookkeeping fees	171,287
	Trustees’ fees	41,407
	Custody fee	26,835
	Chief compliance officer expenses	5,980
	Other expenses	381,436

	Total Operating Expenses	5,803,613
	Interest expense and fees	553,982

	Total Expenses	6,357,595

	Fees waived by Distributor – Class C	(22,135)
	Expense reductions	(10,829)

	Net Expenses	6,324,631

	Net Investment Income	35,505,735

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Futures Contracts	Net realized gain (loss) on:
	Investments	1,602,286
	Swap contracts	(1,536,057)
	Futures contracts	26,766

	Net realized gain	92,995

	Net change in unrealized appreciation (depreciation) on:
	Investments	2,269,826
	Swap contracts	748,456
	Futures contracts	(233,693)

	Net change in unrealized appreciation	2,784,589

	Net Gain	2,877,584

	Net Increase Resulting from Operations	38,383,319

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia High Yield Municipal Fund

		Year Ended June 30,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	35,505,735	30,600,686
	Net realized gain on investments, swap contracts and futures contracts	92,995	3,496,843
	Net change in unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	2,784,589	(11,674,919)

	Net Increase Resulting from Operations	38,383,319	22,422,610

Distributions Declared to Shareholders	From net investment income:
	Class A	(4,086,325)	(4,168,380)
	Class B	(781,392)	(1,101,520)
	Class C	(561,887)	(570,348)
	Class Z	(29,922,246)	(24,606,938)

	Total Distributions Declared to Shareholders	(35,351,850)	(30,447,186)

Share Transactions	Class A:
	Subscriptions	19,050,726	15,831,789
	Distributions reinvested	2,230,322	2,137,160
	Redemptions	(21,996,379)	(18,177,700)

	Net Decrease	(715,331)	(208,751)

	Class B:
	Subscriptions	2,080,535	1,461,157
	Distributions reinvested	425,793	524,223
	Redemptions	(10,083,250)	(9,736,528)

	Net Decrease	(7,576,922)	(7,751,148)

	Class C:
	Subscriptions	2,906,664	3,732,352
	Distributions reinvested	298,655	285,872
	Redemptions	(3,900,156)	(2,707,932)

	Net Increase (Decrease)	(694,837)	1,310,292

	Class Z:
	Subscriptions	234,519,287	206,749,621
	Distributions reinvested	5,225,620	5,519,835
	Redemptions	(119,784,567)	(77,459,070)

	Net Increase	119,960,340	134,810,386

	Net Increase from Share Transactions	110,973,250	128,160,779

	Total Increase in Net Assets	114,004,719	120,136,203

Net Assets	Beginning of period	705,967,709	585,831,506
	End of period	819,972,428	705,967,709
	Undistributed net investment income at end of period	977,957	882,536

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia High Yield Municipal Fund

		Year Ended June 30,
		2007	2006
Changes in Shares	Class A:
	Subscriptions	1,659,081	1,396,582
	Issued for distributions reinvested	194,246	188,737
	Redemptions	(1,921,327)	(1,604,445)

	Net Decrease	(68,000)	(19,126)

	Class B:
	Subscriptions	181,015	129,061
	Issued for distributions reinvested	37,081	46,291
	Redemptions	(879,541)	(859,027)

	Net Decrease	(661,445)	(683,675)

	Class C:
	Subscriptions	253,740	329,479
	Issued for distributions reinvested	26,007	25,249
	Redemptions	(340,667)	(239,309)

	Net Increase (Decrease)	(60,920)	115,419

	Class Z:
	Subscriptions	20,437,901	18,245,990
	Issued for distributions reinvested	455,123	487,413
	Redemptions	(10,449,573)	(6,839,796)

	Net Increase	10,443,451	11,893,607

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class A Shares	2007	2006		2005		2004		2003
Net Asset Value, Beginning of Period	$11.25	$11.39		$10.96		$11.25		$11.26

Income from Investment Operations:
Net investment income (a)	0.51	0.52		0.54		0.56		0.60
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.08	(0.14)		0.43		(0.33)		0.11

Total from Investment Operations	0.59	0.38		0.97		0.23		0.71

Less Distributions Declared to Shareholders:
From net investment income	(0.51)	(0.52)		(0.54)		(0.52)		(0.72)

Net Asset Value, End of Period	$11.33	$11.25		$11.39		$10.96		$11.25
Total return (b)	5.23%	3.39	%(c)	9.00	%(c)	2.10	%(c)	6.58	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (d)	0.88%	0.85%		0.87%		0.89%		1.07%
Interest and fee expense (e)	0.07%	0.07%		0.06%		0.05%		0.07%
Total expenses (d)	0.95%	0.92%		0.93%		0.94%		1.14%
Waiver/reimbursement	—	—	%(f)	—		—		—
Net investment income (d)	4.43%	4.60%		4.79%		5.04%		5.39%
Portfolio turnover rate	27%	13%		7%		10%		17%
Net assets, end of period (000’s)	$89,977	$90,151		$91,470		$77,738		$78,335

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,							Period Ended June 30,
Class B Shares	2007	2006		2005		2004		2003 (a)
Net Asset Value, Beginning of Period	$11.25	$11.39		$10.96		$11.25		$11.31

Income from Investment Operations:
Net investment income (b)	0.42	0.43		0.46		0.48		0.51
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.08	(0.14)		0.42		(0.33)		0.05

Total from Investment Operations	0.50	0.29		0.88		0.15		0.56

Less Distributions Declared to Shareholders:
From net investment income	(0.42)	(0.43)		(0.45)		(0.44)		(0.62)

Net Asset Value, End of Period	$11.33	$11.25		$11.39		$10.96		$11.25
Total return (c)	4.45%	2.62	%(d)	8.19	%(d)	1.33	%(d)	5.14	%(d)(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	1.63%	1.60%		1.62%		1.64%		1.81	%(g)
Interest and fee expense (h)	0.07%	0.07%		0.06%		0.05%		0.07	%(g)
Total expenses (f)	1.70%	1.67%		1.68%		1.69%		1.88	%(g)
Waiver/reimbursement	—	—	%(i)	—		—		—
Net investment income (f)	3.68%	3.85%		4.04%		4.29%		4.70	%(g)
Portfolio turnover rate	27%	13%		7%		10%		17	%(e)
Net assets, end of period (000’s)	$17,407	$24,735		$32,824		$39,097		$51,292

(a)	Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,				Period Ended June 30,
Class C Shares	2007	2006	2005	2004	2003 (a)
Net Asset Value, Beginning of Period	$11.25	$11.39	$10.96	$11.25	$11.31

Income from Investment Operations:
Net investment income (b)	0.44	0.45	0.47	0.49	0.51
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.08	(0.14)	0.43	(0.32)	0.07

Total from Investment Operations	0.52	0.31	0.90	0.17	0.58

Less Distributions Declared to Shareholders:
From net investment income	(0.44)	(0.45)	(0.47)	(0.46)	(0.64)

Net Asset Value, End of Period	$11.33	$11.25	$11.39	$10.96	$11.25
Total return (c)(d)	4.61%	2.77%	8.35%	1.48%	5.29	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	1.48%	1.45%	1.47%	1.49%	1.67	%(g)
Interest and fee expense (h)	0.07%	0.07%	0.06%	0.05%	0.07	%(g)
Total expenses (f)	1.55%	1.52%	1.53%	1.54%	1.74	%(g)
Waiver/reimbursement	0.15%	0.15%	0.15%	0.15%	0.15	%(g)
Net investment income (f)	3.82%	3.99%	4.19%	4.44%	4.75	%(g)
Portfolio turnover rate	27%	13%	7%	10%	17	%(e)
Net assets, end of period (000’s)	$14,134	$14,727	$13,593	$10,482	$9,110

(a)	Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class Z Shares	2007	2006		2005		2004		2003 (a)
Net Asset Value, Beginning of Period	$11.25	$11.39		$10.96		$11.25		$11.26

Income from Investment Operations:
Net investment income (b)	0.53	0.54		0.56		0.58		0.63
Net realized and unrealized gain (loss)	0.08	(0.14)		0.43		(0.32)		0.11

Total from Investment Operations	0.61	0.40		0.99		0.26		0.74

Less Distributions Declared to Shareholders:
From net investment income	(0.53)	(0.54)		(0.56)		(0.55)		(0.75)

Net Asset Value, End of Period	$11.33	$11.25		$11.39		$10.96		$11.25
Total return (c)	5.44%	3.59	%(d)	9.22	%(d)	2.33	%(d)	6.82	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (e)	0.68%	0.65%		0.67%		0.69%		0.86%
Interest and fee expense (f)	0.07%	0.07%		0.06%		0.05%		0.07%
Total expenses (e)	0.75%	0.72%		0.73%		0.74%		0.93%
Waiver/reimbursement	—	—	%(g)	—		—		—
Net investment income (e)	4.63%	4.80%		4.99%		5.24%		5.59%
Portfolio turnover rate	27%	13%		7%		10%		17%
Net assets, end of period (000’s)	$698,454	$576,355		$447,945		$341,394		$244,784

(a)	On July 15, 2002, the existing Fund Class S shares were renamed Class Z shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia High Yield Municipal Fund

June 30, 2007

Note 1. Organization

Columbia High Yield Municipal Fund (the “Fund”), a series of Columbia Funds Series Trust I, (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Certain ratios have been reclassified on the financial highlights to conform to the current period financial statement presentation. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at “fair value” as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Columbia High Yield Municipal Fund, June 30, 2007

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus cash equivalent to the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140. Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose vehicle and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond in its Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on its Statement of Assets and Liabilities.

Futures Contracts

The Fund may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and forward swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the fund’s basis in the swap and the proceeds from (or cost of) the closing

Columbia High Yield Municipal Fund, June 30, 2007

transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2007, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification adjustments, discount accretion/premium amortization on debt securities

Columbia High Yield Municipal Fund, June 30, 2007

and expired capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(58,464)	$1,990,078	$(1,931,614)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 were as follows:

	June 30,
	2007	2006
Distributions paid from:
Tax-Exempt Income	$35,337,914	$30,364,551
Ordinary Income*	13,936	82,635

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Net Unrealized Appreciation*
$3,325,100	$17,288,741

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at June 30, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$26,543,837
Unrealized depreciation	(9,255,096)
Net unrealized appreciation	$17,288,741

The following capital loss carryforwards, determined as of June 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$2,738,332
2009	1,928,565
2010	1,780,434
2011	697,947
2012	1,587,432
2013	5,621,572
2014	466,991
2015	1,471,699

Total	$16,292,972

Of the capital loss carryforwards attributable to the Fund, $4,914,822 ($2,738,332 expiring on June 30, 2008, $1,081,414 expiring on June 30, 2009 and $1,095,076 expiring on June 30, 2010) was obtained in a merger with Liberty High Yield Municipal Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryfowards of $1,931,614 expired during the year ended June 30, 2007. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.

This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified

Columbia High Yield Municipal Fund, June 30, 2007

the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.450%
$100 million to $200 million	0.425%
Over $200 million	0.400%

For the year ended June 30, 2007, the Fund’s effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $200 million	0.125%
Over $200 million	0.100%

For the year ended June 30, 2007, the Fund’s effective administration fee rate was 0.11% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. In addition, the Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended June 30, 2007, the total amounts paid and payable to affiliates by the fund under these arrangements were $87,260 and $1,856, respectively.

For the year ended June 30, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.022% of the Fund’s average daily net assets.

Columbia High Yield Municipal Fund, June 30, 2007

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

A minimum account balance fee of $20 that is charged once a year may apply on certain accounts with a value below the initial minimum investment requirements to reduce the impacts of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended June 30, 2007, these minimum account balance fees reduced total expenses by $1,560.

For the year ended June 30, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.08% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended June 30, 2007, the Distributor has retained net underwriting discounts of $163,007 on sales of the Fund’s Class A shares and received net CDSC fees of $6,500, $51,233 and $1,349 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”), which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended June 30, 2007, these credits reduced total expenses by $9,269.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $328,878,366 and $207,301,014, respectively.

Columbia High Yield Municipal Fund, June 30, 2007

At June 30, 2007, the Fund held Inverse Floaters related to the following securities:

Par ($)
CO Department of Transportation, Series 2001, 5.500%, 06/15/14	$6,000,000
CO Department of Transportation, Series 2001, 5.500%, 06/15/15	4,000,000
NC Charlotte/Douglas International Airport, Series 1999, AMT, 6.00%, 07/01/24	8,000,000
WA Port of Seattle, Series 2000 A, AMT, 6.000%, 02/01/10	2,500,000
WA Port of Seattle, Series 2000 B, AMT, 6.000%, 02/01/11	7,500,000

$28,000,000

Against which has been issued $14,000,000 par of Floating Rate Notes bearing interest at rates ranging from 3.900% to 3.985%, at a weighted average rate of 3.957%. Interest paid on the Floating Rate Notes during the year ended June 30, 2007 was at an average rate of 3.928%. The Fund’s physical holdings at June 30, 2007 were Inverse Floaters totaling $14,000,000 par, market value of $15,496,693 bearing interest at a weighted rate of 7.690%. The Inverse Floaters are exempt from registration pursuant to Rule 144A under the Securities Act of 1933.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

For the year ended June 30, 2007, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of June 30, 2007, the Fund had a shareholder that held 66.55% of the Fund’s shares outstanding whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Note 8. Disclosure of Significant Risks and Contingencies

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements of a municipal security, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. Shareholders of the Fund may be required to file amended tax returns as a result.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund’s insurers is rated Aaa by Moody’s Investors Service, Inc. At June 30, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

Insurer	% of Total Investments
MBIA Insurance Corp.	8.5
Ambac Assurance Corp.	6.2

Columbia High Yield Municipal Fund, June 30, 2007

Geographic Concentration

The Fund has greater than 5% of its total investments at June 30, 2007 invested in debt obligations issued by the states of California, Florida, Massachusetts, New York and Texas and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the states’ municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘‘MDL’’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds

Columbia High Yield Municipal Fund, June 30, 2007

that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 17, 2007, the District Court entered an amended preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds’ adviser and/or its affiliates, including payment of plaintiffs’ attorneys’ fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2007, and the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the year ended June 30, 2003 were audited by other independent accountants whose report dated August 19, 2003 expressed on unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2007

Fund Governance – Columbia High Yield Municipal Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 75, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 75, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987; Trustee, Liberty All-Star Equity Fund since 1986; Director, Liberty All-Star Growth Fund, Inc. since 1994). Oversees 75, None

Charles R. Nelson (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 75, None

John J. Neuhauser (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005; Trustee, Liberty All-Star Equity Fund and Director, Liberty All-Star Growth Fund, Inc. since 1998. Oversees 75, None

Fund Governance (continued) – Columbia High Yield Municipal Fund

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 75, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 75, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 75, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 75, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 75, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) – Columbia High Yield Municipal Fund

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Fund Governance (continued) – Columbia High Yield Municipal Fund

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Columbia Funds – Columbia High Yield Municipal Fund

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Columbia Funds (continued) – Columbia High Yield Municipal Fund

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiamanagement.com.

Important Information About This Report – Columbia High Yield Municipal Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Municipal Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield Municipal Fund

Annual Report – June 30, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiamanagement.com

SHC - 42/132602-0607 (08/07) 07-41941

Columbia Small Cap Value Fund I

Annual Report – June 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/07

+16.61% Class A shares (without sales charge)

+16.05% Russell 2000 Value Index

Management Style

Equity Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period that ended June 30, 2007, the fund’s Class A shares returned 16.61% without sales charge.

■	The Fund’s performance was slightly ahead of its benchmark, the Russell 2000® Value Index and the average for the peer group, the Morningstar Small Value Category.

■	Favorable sector weights and strong stock selection in the industrials and financials sectors helped performance.

1

Economic Update – Columbia Small Cap Value Fund I

Summary

For the 12-month period that ended June 30, 2007

■	The broad US stock market, as measured by the S&P 500 Index, returned 20.59%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

20.59%	27.00%

■

Despite a weak second half, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

6.12%	11.63%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

A sharp fall-off in the pace of US economic growth, volatility in China’s stock market, and dashed hopes about a short-term rate increase created moments of discomfort for US investors during an otherwise favorable 12-month period. Housing sales, construction and home prices moved lower, with no near-term relief in sight. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs, raising concerns about both consumer spending and inflation.

In fact, inflation concerns, coupled with a sense that growth was poised to pick up in the second half of 2007, kept the Federal Reserve Board (the Fed) on hold during the period. Although investors anticipated a rate cut some time this year, the Fed has so far held the federal funds rate, a key short-term lending rate, at 5.25% and raised the possibility of a rate increase instead. Indeed, there were signs of economic momentum as job growth remained healthy. An average of 167,000 new jobs were added to the labor markets each month during the period and unemployment remained low at approximately 4.5%. A solid job market and rising personal income also helped sustain consumer spending. In addition, manufacturing activity was livelier than expected in the final months of the period.

Stocks stage a broad rally

Against a relatively positive economic backdrop and better-than-expected corporate profits, the US stock market staged a broad rally that took all major market averages significantly higher for the 12-month period. The S&P 500 Index returned 20.59%. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices. Value stocks generally outperformed growth stocks, except among small-cap stocks where growth edged out value by a small margin. Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 27.00% for the period.

After a solid start, bonds falter

The US bond market enjoyed solid returns in the first half of the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, when it became apparent that a rate cut was unlikely — and that the Fed remained concerned about inflation, the bond market’s perennial enemy — bond prices slid in the second half of the period and yields rose. The benchmark 10-year US Treasury yield moved above 5.0% in the last month of the period. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 6.12%, thanks to a strong start to the period. High-yield bonds continued to lead the fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.63%.

2

Performance Information – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29%
Class B	2.04%
Class C	2.04%
Class Z	1.04%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 07/01/97 – 06/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 07/01/97 – 06/30/07 ($)

Sales charge	without	with
Class A	29,462	27,768
Class B	27,310	27,310
Class C	27,343	27,343
Class Z	30,242	n/a

Average annual total return as of 06/30/07 (%)

Share class	A		B		C		Z
Inception	07/25/86		11/09/92		01/15/96		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	16.61	9.90	15.74	10.74	15.74	14.74	16.91
5-year	15.33	13.97	14.46	14.23	14.46	14.46	15.65
10-year	11.41	10.75	10.57	10.57	10.58	10.58	11.70

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia Small Cap Value Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. A minimum account balance fee of $20 that is charged once per year may be assessed if the value of your account falls below the minimum initial investment applicable to you. This fee is not included in the table below. If it was, the estimate of expenses paid during the period would be higher, and account value during the period lower, by this amount. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

01/01/07 – 06/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.90	1,018.25	6.76	6.61	1.32
Class B	1,000.00	1,000.00	1,062.78	1,014.53	10.59	10.34	2.07
Class C	1,000.00	1,000.00	1,062.58	1,014.53	10.59	10.34	2.07
Class Z	1,000.00	1,000.00	1,068.09	1,019.49	5.49	5.36	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share
as of 06/30/07 ($)

Class A	52.16
Class B	44.51
Class C	46.65
Class Z	54.23

Distributions declared per share
07/01/06 – 06/30/07 ($)

Class A	3.60
Class B	3.59
Class C	3.59
Class Z	3.72

For the 12-month period that ended June 30, 2007, the fund’s Class A shares returned 16.61% without sales charge. Performance was slightly ahead of both the Russell 2000 Value Index and Morningstar Small Value Category average, which returned 16.05% and 16.39%, respectively.1 Sector weights had the most significant positive impact on returns, followed by stock selection. We maintained our long-term focus on companies that we believe to be of high quality, with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. This strategy worked well during the period, despite the fact that the fund did not own some of the lower-quality companies that rallied sharply during the year.

Small caps had another strong year

Conditions were ripe for small-cap stocks throughout the period, as relatively low interest rates, a favorable credit environment and liquidity in the financial system fueled a pick-up in mergers and acquisitions, which drove significant gains. In addition, small-cap earnings growth remained strong and continued to attract investor attention. Within the sector, value stocks performed roughly in line with growth stocks. Small-cap returns were slightly behind mid- and large-cap gains.

Strong outperformance by financials and industrials

Financials posted only modest gains, but had a positive impact on the fund’s performance. An underweight in the sector overall, as well as in weaker performing industries such as real estate investment trusts (REITs) and “thrifts,” which include savings and loan organizations and savings banks, helped the fund outperform its benchmark and the average for its peer group. In particular, we avoided REITs with exposure to the poorly performing subprime mortgage market and owned some REITs that were bought out at premium prices. Insurance stocks further boosted returns, led by a large investment in Navigators Group, Inc. The company benefited from huge rate increases following Hurricane Katrina and benign weather conditions in the Gulf of Mexico this past year.

Industrials were strong performers in the index and even better performers in the fund, thanks to positive stock selection and overweights in aerospace and defense as well as construction and engineering. The aerospace industry, where the fund had a number of investments, did well as demand remained strong. Construction and engineering returns especially benefited from outsized gains posted by KHD Humboldt Wedag International Ltd., a large holding that rallied on the back of strong Asian and European industrial growth.

[1]

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

5

Portfolio Managers’ Report (continued) – Columbia Small Cap Value Fund I

Top 10 holdings
as of 06/30/07

Harsco	1.2
KHD Humboldt Wedag International	1.0
Pediatrix Medical Group	1.0
Woodward Governor	0.9
Consolidated Graphics	0.9
Cash America International	0.9
Navigators Group	0.9
American Greetings	0.8
H.B. Fuller	0.8
Advance America Cash Advance Centers	0.8

Top 5 sectors
as of 06/30/07

Financials	26.4
Industrials	18.3
Information Technology	13.1
Consumer Discretionary	10.9
Health Care	8.9

Holdings discussed in this report
as of 06/30/07 (%)
Navigators Group, Inc.	0.9
KHD Humboldt Wedag International Ltd.	1.0
Glatfelter	0.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Materials and consumer sectors pressured returns

Overall, the fund’s materials holdings generated a solid, double-digit return yet trailed the sector average largely because we did not own many of the lower-quality, highly leveraged names that rallied sharply as commodity prices rose. Although we missed out on the significant gains generated by some of these lower quality stocks during this period, we believe that our focus on higher quality names is a more prudent strategy for the long term. A few of the fund’s holdings declined, including Glatfelter, a manufacturer of fine paper, which struggled with the integration of two recent acquisitions. Consumer discretionary and consumer staples returns modestly lagged the sectors’ respective returns in the Russell index, again because the fund did not own highly leveraged companies that did well. A sizable underweight in the consumer discretionary sector also worked against the fund during the period, as many of the “old economy” industries that we avoided, including newspapers and auto parts, benefited from takeover activity.

Cautiously optimistic outlook

We think small-cap stocks can continue their climb, especially if liquidity and credit trends remain positive, interest rates move up at a moderate pace and merger and acquisitions activity continues to be strong. The fund is positioned for the possibility of higher interest rates with a fairly aggressive underweight in financials and for increased market volatility with an overweight in health care. In addition, we believe that the higher quality companies we favor have the potential to hold their own when interest rates rise, because they tend to be less affected by higher borrowing costs and earn more on their cash positions.

Portfolio Management

Stephen Barbaro has managed or co-managed the fund since June 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of the company’s stock may not approach the value the advisor has placed on it.

6

Investment Portfolio – Columbia Small Cap Value Fund I, June 30, 2007

Common Stocks – 99.5%

	Shares	Value ($)
Consumer Discretionary – 10.9%
Auto Components – 1.0%
American Axle & Manufacturing Holdings, Inc.	73,030	2,163,149
BorgWarner, Inc.	59,480	5,117,659
Modine Manufacturing Co.	137,943	3,117,512

Auto Components Total		10,398,320

Distributors – 0.3%
Building Materials Holding Corp.	211,906	3,006,946

Distributors Total		3,006,946

Diversified Consumer Services – 0.5%
Regis Corp.	124,620	4,766,715

Diversified Consumer Services Total		4,766,715

Hotels, Restaurants & Leisure – 1.9%
Bob Evans Farms, Inc.	120,000	4,422,000
CEC Entertainment, Inc. (a)	82,010	2,886,752
Landry’s Restaurants, Inc.	163,300	4,941,458
Multimedia Games, Inc. (a)	189,463	2,417,548
O’Charleys, Inc.	126,550	2,551,248
Vail Resorts, Inc. (a)	34,050	2,072,623

Hotels, Restaurants & Leisure Total		19,291,629

Household Durables – 2.4%
American Greetings Corp., Class A	304,020	8,612,887
CSS Industries, Inc.	77,360	3,064,230
Ethan Allen Interiors, Inc.	94,690	3,243,133
Furniture Brands International, Inc.	247,370	3,512,654
Kimball International, Inc., Class B	198,834	2,785,664
Skyline Corp.	108,150	3,245,581

Household Durables Total		24,464,149

Media – 0.1%
4Kids Entertainment, Inc. (a)	72,895	1,093,425

Media Total		1,093,425

Multiline Retail – 0.2%
99 Cents Only Stores (a)	170,580	2,236,304

Multiline Retail Total		2,236,304

Specialty Retail – 2.9%
America’s Car-Mart, Inc. (a)	344,853	4,686,552
GameStop Corp., Class A (a)	153,040	5,983,864
Monro Muffler Brake, Inc.	152,066	5,694,872
Payless Shoesource, Inc. (a)	118,180	3,728,579
Rent-A-Center, Inc. (a)	185,080	4,854,648
United Retail Group, Inc. (a)	169,800	1,974,774
Zale Corp. (a)	123,080	2,930,535

Specialty Retail Total		29,853,824

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.6%
Delta Apparel, Inc.	110,600	2,007,390
Hampshire Group Ltd. (a)	201,582	3,406,736
Hartmarx Corp. (a)	379,836	3,027,293
K-Swiss, Inc., Class A	93,000	2,634,690
Wolverine World Wide, Inc.	215,460	5,970,396

Textiles, Apparel & Luxury Goods Total		17,046,505

Consumer Discretionary Total		112,157,817

Consumer Staples – 4.7%
Beverages – 0.4%
MGP Ingredients, Inc.	226,835	3,833,512

Beverages Total		3,833,512

Food & Staples Retailing – 1.3%
BJ’s Wholesale Club, Inc. (a)	111,670	4,023,470
Ruddick Corp.	83,200	2,505,984
Weis Markets, Inc.	179,030	7,252,505

Food & Staples Retailing Total		13,781,959

Food Products – 3.0%
American Italian Pasta Co., Class A (a)	193,730	1,859,808
Flowers Foods, Inc.	132,869	4,432,510
Fresh Del Monte Produce, Inc. (a)	174,534	4,372,077
J & J Snack Foods Corp.	98,034	3,699,803
Lancaster Colony Corp.	106,580	4,464,636
Lance, Inc.	144,000	3,392,640
Maui Land & Pineapple Co., Inc. (a)	97,450	3,579,338
Ralcorp Holdings, Inc. (a)	85,300	4,559,285

Food Products Total		30,360,097

Consumer Staples Total		47,975,568

Energy – 6.0%
Energy Equipment & Services – 2.1%
Complete Production Services, Inc. (a)	81,804	2,114,633
Grey Wolf, Inc. (a)	556,900	4,588,856
Lufkin Industries, Inc.	83,428	5,385,278
Oil States International, Inc. (a)	69,170	2,859,488
Superior Well Services, Inc. (a)	43,000	1,092,630
TriCo Marine Services, Inc. (a)	139,359	5,696,996

Energy Equipment & Services Total		21,737,881

Oil, Gas & Consumable Fuels – 3.9%
Alpha Natural Resources, Inc. (a)	164,440	3,418,707
Aurora Oil & Gas Corp. (a)	418,200	890,766
Bois d’Arc Energy, Inc. (a)	130,854	2,228,444
Comstock Resources, Inc. (a)	57,150	1,712,785

See Accompanying Notes to Financial Statements.

7

Columbia Small Cap Value Fund I, June 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Harvest Natural Resources, Inc. (a)	368,150	4,384,666
Nordic American Tanker Shipping	111,727	4,562,931
Peabody Energy Corp.	80,600	3,899,428
Range Resources Corp.	209,680	7,844,129
Stone Energy Corp. (a)	76,150	2,608,899
Swift Energy Co. (a)	51,830	2,216,251
Western Refining, Inc.	101,746	5,880,919

Oil, Gas & Consumable Fuels Total		39,647,925

Energy Total		61,385,806

Financials – 26.4%
Capital Markets – 0.7%
Piper Jaffray Companies, Inc. (a)	84,680	4,719,216
Thomas Weisel Partners Group, Inc. (a)	174,303	2,902,145

Capital Markets Total		7,621,361

Commercial Banks – 9.5%
BancFirst Corp.	82,520	3,533,506
BancTrust Financial Group, Inc.	163,248	3,428,208
Bank of Granite Corp.	260,315	4,344,657
Bryn Mawr Bank Corp.	156,714	3,601,288
Capitol Bancorp Ltd.	162,564	4,442,874
Central Pacific Financial Corp.	119,800	3,954,598
Chemical Financial Corp.	188,089	4,865,862
City Holding Co.	75,300	2,886,249
Columbia Banking System, Inc.	136,450	3,991,163
Community Trust Bancorp, Inc.	101,929	3,292,307
First Citizens BancShares, Inc., Class A	21,396	4,159,382
First Financial Corp.	147,350	4,326,196
First National Bank of Alaska	913	2,008,600
Mass Financial Corp., Class A (a)	284,270	1,279,215
Merchants Bancshares, Inc.	150,351	3,458,073
Northrim BanCorp, Inc.	136,360	3,723,992
Park National Corp.	33,750	2,861,663
S&T Bancorp, Inc.	125,491	4,128,654
Sandy Spring Bancorp, Inc.	78,650	2,472,756
South Financial Group, Inc.	219,850	4,977,404
Sterling Bancorp NY	238,770	3,827,483
Susquehanna Bancshares, Inc.	218,750	4,893,438
Taylor Capital Group, Inc.	135,400	3,727,562
TriCo Bancshares	61,479	1,374,670
UMB Financial Corp.	170,500	6,286,335
Whitney Holding Corp.	199,270	5,998,027

Commercial Banks Total		97,844,162

	Shares	Value ($)
Consumer Finance – 1.7%
Advance America Cash Advance Centers, Inc.	452,210	8,022,205
Cash America International, Inc.	233,950	9,276,118

Consumer Finance Total		17,298,323

Diversified Financial Services – 0.7%
Financial Federal Corp.	76,368	2,277,294
Medallion Financial Corp.	366,328	4,333,660

Diversified Financial Services Total		6,610,954

Insurance – 7.5%
American Physicians Capital, Inc. (a)	120,425	4,877,213
Baldwin & Lyons, Inc., Class B	153,178	3,979,564
CNA Surety Corp. (a)	259,480	4,906,767
Commerce Group, Inc.	186,250	6,466,600
Delphi Financial Group, Inc., Class A	179,003	7,485,905
EMC Insurance Group, Inc.	25,988	645,022
Harleysville Group, Inc.	98,200	3,275,952
Horace Mann Educators Corp.	267,359	5,678,705
KMG America Corp. (a)	661,426	3,472,487
National Western Life Insurance Co., Class A	14,648	3,704,772
Navigators Group, Inc. (a)	168,716	9,093,792
Phoenix Companies, Inc.	372,500	5,591,225
ProCentury Corp.	334,276	5,602,466
RLI Corp.	94,161	5,268,308
United America Indemnity Ltd., Class A (a)	258,740	6,434,864

Insurance Total		76,483,642

Real Estate Investment Trusts (REITs) – 4.5%
Colonial Properties Trust	108,450	3,953,003
Franklin Street Properties Corp.	325,650	5,386,251
Getty Realty Corp.	122,430	3,217,460
Healthcare Realty Trust, Inc.	192,830	5,356,817
Lexington Corporate Properties Trust	250,225	5,204,680
Potlatch Corp.	130,170	5,603,819
Strategic Hotels & Resorts, Inc.	166,400	3,742,336
Sun Communities, Inc.	193,430	5,758,411
Universal Health Realty Income Trust	115,660	3,851,478
Urstadt Biddle Properties, Inc., Class A	236,390	4,020,994

Real Estate Investment Trusts (REITs) Total		46,095,249

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund I, June 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 1.8%
Bank Mutual Corp.	225,860	2,604,166
Corus Bankshares, Inc.	380,143	6,561,268
Flagstar BanCorp, Inc.	328,600	3,959,630
TrustCo Bank Corp. NY	313,260	3,095,009
Washington Federal, Inc.	107,300	2,608,463

Thrifts & Mortgage Finance Total		18,828,536

Financials Total		270,782,227

Health Care – 8.9%
Health Care Equipment & Supplies – 2.1%
Analogic Corp.	52,730	3,876,182
DJO, Inc. (a)	69,860	2,883,122
Haemonetics Corp. (a)	98,000	5,155,780
STERIS Corp.	251,060	7,682,436
Vital Signs, Inc.	42,670	2,370,319

Health Care Equipment & Supplies Total		21,967,839

Health Care Providers & Services – 4.6%
Amedisys, Inc. (a)	78,030	2,834,830
AmSurg Corp. (a)	124,100	2,995,774
Cross Country Healthcare, Inc. (a)	232,740	3,882,103
Gentiva Health Services, Inc. (a)	243,900	4,892,634
Kindred Healthcare, Inc. (a)	212,900	6,540,288
NovaMed, Inc. (a)	452,922	2,740,178
Owens & Minor, Inc.	117,130	4,092,522
Pediatrix Medical Group, Inc. (a)	186,980	10,311,947
RehabCare Group, Inc. (a)	102,170	1,454,901
Res-Care, Inc. (a)	240,070	5,075,080
U.S. Physical Therapy, Inc. (a)	140,470	1,892,131

Health Care Providers & Services Total		46,712,388

Life Sciences Tools & Services –1.5%
Bio-Rad Laboratories, Inc., Class A (a)	64,220	4,853,105
PAREXEL International Corp. (a)	178,280	7,498,457
Varian, Inc. (a)	53,160	2,914,763

Life Sciences Tools & Services Total		15,266,325

Pharmaceuticals – 0.7%
Alpharma, Inc., Class A (a)	166,010	4,317,920
Sciele Pharma, Inc. (a)	114,820	2,705,159

Pharmaceuticals Total		7,023,079

Health Care Total		90,969,631

	Shares	Value ($)
Industrials – 18.3%
Aerospace & Defense – 1.7%
AAR Corp. (a)	208,454	6,881,067
Esterline Technologies Corp. (a)	153,300	7,405,923
Moog, Inc., Class A (a)	76,920	3,392,941

Aerospace & Defense Total		17,679,931

Airlines – 1.0%
AirTran Holdings, Inc. (a)	246,650	2,693,418
JetBlue Airways Corp. (a)	284,700	3,345,225
Skywest, Inc.	166,700	3,972,461

Airlines Total		10,011,104

Building Products – 1.6%
Goodman Global, Inc. (a)	143,332	3,184,837
Lennox International, Inc.	103,840	3,554,443
NCI Building Systems, Inc. (a)	138,680	6,841,085
Universal Forest Products, Inc.	70,040	2,959,890

Building Products Total		16,540,255

Commercial Services & Supplies – 4.1%
ABM Industries, Inc.	121,050	3,124,301
Casella Waste Systems, Inc., Class A (a)	234,430	2,527,155
CBIZ, Inc. (a)	211,105	1,551,622
Consolidated Graphics, Inc. (a)	135,600	9,394,368
Healthcare Services Group, Inc.	195,155	5,757,073
IKON Office Solutions, Inc.	255,740	3,992,101
Korn/Ferry International (a)	159,750	4,195,035
Navigant Consulting, Inc. (a)	205,900	3,821,504
TeleTech Holdings, Inc. (a)	75,560	2,454,189
United Stationers, Inc. (a)	74,730	4,980,007

Commercial Services & Supplies Total		41,797,355

Construction & Engineering – 1.8%
EMCOR Group, Inc. (a)	103,900	7,574,310
KHD Humboldt Wedag International Ltd. (a)	169,363	10,415,824

Construction & Engineering Total		17,990,134

Electrical Equipment – 2.2%
Belden CDT, Inc.	101,950	5,642,932
Genlyte Group, Inc. (a)	95,026	7,463,342
Woodward Governor Co.	176,000	9,445,920

Electrical Equipment Total		22,552,194

Machinery – 2.5%
Briggs & Stratton Corp.	129,930	4,100,591
EnPro Industries, Inc. (a)	167,600	7,171,604
Harsco Corp.	239,800	12,469,600
Kadant, Inc. (a)	74,504	2,324,525

Machinery Total		26,066,320

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Value Fund I, June 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Road & Rail – 2.3%
Amerco, Inc. (a)	46,550	3,514,525
Dollar Thrifty Automotive Group, Inc. (a)	80,400	3,283,536
Genesee & Wyoming, Inc., Class A (a)	96,160	2,869,414
Heartland Express, Inc.	183,100	2,984,530
Ryder System, Inc.	71,500	3,846,700
Vitran Corp., Inc. (a)	24,012	512,416
Werner Enterprises, Inc.	332,850	6,706,928

Road & Rail Total		23,718,049

Trading Companies & Distributors – 1.1%
Kaman Corp.	149,280	4,656,043
Watsco, Inc.	125,530	6,828,832

Trading Companies & Distributors Total		11,484,875

Industrials Total		187,840,217

Information Technology – 13.1%
Communications Equipment – 2.2%
Anaren, Inc. (a)	257,619	4,536,671
Andrew Corp. (a)	176,070	2,542,451
Black Box Corp.	94,929	3,928,162
Dycom Industries, Inc. (a)	200,600	6,013,988
Polycom, Inc. (a)	102,500	3,444,000
Tollgrade Communications, Inc. (a)	169,110	1,784,110

Communications Equipment Total		22,249,382

Computers & Peripherals – 1.6%
Electronics for Imaging, Inc. (a)	191,750	5,411,185
Emulex Corp. (a)	182,160	3,978,374
Imation Corp.	88,400	3,258,424
QLogic Corp. (a)	155,440	2,588,076
Rackable Systems, Inc. (a)	89,150	1,101,894

Computers & Peripherals Total		16,337,953

Electronic Equipment & Instruments – 3.7%
Agilysys, Inc.	130,479	2,935,777
Anixter International, Inc. (a)	97,600	7,340,496
Benchmark Electronics, Inc. (a)	197,750	4,473,105
Brightpoint, Inc. (a)	415,014	5,723,043
Coherent, Inc. (a)	82,868	2,528,303
MTS Systems Corp.	116,682	5,212,185
NAM TAI Electronics, Inc.	318,640	3,798,189
Vishay Intertechnology, Inc. (a)	352,900	5,582,878

Electronic Equipment & Instruments Total		37,593,976

	Shares	Value ($)
IT Services – 1.6%
CACI International, Inc., Class A (a)	56,640	2,766,864
CSG Systems International, Inc. (a)	122,568	3,249,278
MAXIMUS, Inc.	71,090	3,083,884
MPS Group, Inc. (a)	582,950	7,794,041

IT Services Total		16,894,067

Semiconductors & Semiconductor Equipment – 2.4%
Actel Corp. (a)	224,641	3,124,756
Advanced Energy Industries, Inc. (a)	120,190	2,723,506
Asyst Technologies, Inc. (a)	257,289	1,860,200
ATMI, Inc. (a)	54,060	1,621,800
Brooks Automation, Inc. (a)	105,715	1,918,727
Cabot Microelectronics Corp. (a)	47,590	1,688,969
Exar Corp. (a)	200,300	2,684,020
Fairchild Semiconductor International, Inc. (a)	155,450	3,003,294
Sigmatel, Inc. (a)	217,116	629,636
Standard Microsystems Corp. (a)	105,700	3,629,738
Varian Semiconductor Equipment Associates, Inc. (a)	33,752	1,352,105

Semiconductors & Semiconductor Equipment Total		24,236,751

Software – 1.6%
Captaris, Inc. (a)	412,300	2,110,976
Lawson Software, Inc. (a)	165,790	1,639,663
MSC.Software Corp. (a)	321,250	4,349,725
Sybase, Inc. (a)	168,850	4,033,827
Transaction Systems Architects, Inc. (a)	139,000	4,678,740

Software Total		16,812,931

Information Technology Total		134,125,060

Materials – 6.7%
Chemicals – 1.8%
H.B. Fuller Co.	277,700	8,300,453
Minerals Technologies, Inc.	82,200	5,503,290
Sensient Technologies Corp.	190,200	4,829,178

Chemicals Total		18,632,921

Construction Materials – 0.6%
Eagle Materials, Inc.	130,880	6,419,664

Construction Materials Total		6,419,664

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Value Fund I, June 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Containers & Packaging – 2.0%
AptarGroup, Inc.	196,600	6,991,096
Greif, Inc., Class A	133,318	7,947,086
Greif, Inc., Class B	95,822	5,383,280

Containers & Packaging Total		20,321,462

Metals & Mining – 1.6%
Carpenter Technology Corp.	38,920	5,071,665
Haynes International, Inc. (a)	37,570	3,172,035
Metal Management, Inc.	79,670	3,511,057
Worthington Industries, Inc.	195,050	4,222,833

Metals & Mining Total		15,977,590

Paper & Forest Products – 0.7%
Glatfelter Co.	275,950	3,750,160
Mercer International, Inc. (a)	359,200	3,663,840

Paper & Forest Products Total		7,414,000

Materials Total		68,765,637

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
North Pittsburgh Systems, Inc.	143,263	3,044,339

Diversified Telecommunication Services Total		3,044,339

Telecommunication Services Total		3,044,339

Utilities – 4.2%
Electric Utilities – 2.5%
ALLETE, Inc.	86,850	4,086,293
El Paso Electric Co. (a)	216,000	5,304,960
Hawaiian Electric Industries, Inc.	79,102	1,873,926
Maine & Maritimes Corp. (a)	39,400	1,057,890
MGE Energy, Inc.	116,546	3,807,558
Otter Tail Corp.	132,950	4,263,706
Portland General Electric Co.	66,172	1,815,760
UIL Holdings Corp.	112,470	3,722,757

Electric Utilities Total		25,932,850

Gas Utilities – 1.0%
Northwest Natural Gas Co.	111,150	5,134,019
WGL Holdings, Inc.	163,600	5,339,904

Gas Utilities Total		10,473,923

	Shares	Value ($)
Multi-Utilities – 0.7%
CH Energy Group, Inc.	158,230	7,115,603

Multi-Utilities Total		7,115,603

Utilities Total		43,522,376

Total Common Stocks (Cost of $752,285,435)		1,020,568,678

	Par ($)
Short-Term Obligation – 0.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/29/07, due on 07/02/07, at 4.160%, collateralized by U.S. Treasury Obligations with various maturities to 08/15/22, market value $1,095,219 (repurchase proceeds $1,064,369)	1,064,000	1,064,000

Total Short-Term Obligation (Cost of $1,064,000)		1,064,000

Total Investments – 99.6% (Cost of $753,349,435)(b)		1,021,632,678

Other Assets & Liabilities, Net – 0.4%		3,752,131

Net Assets – 100.0%		1,025,384,809

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $754,218,772.

At June 30, 2007 the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.4
Industrials	18.3
Information Technology	13.1
Consumer Discretionary	10.9
Health Care	8.9
Materials	6.7
Energy	6.0
Consumer Staples	4.7
Utilities	4.2
Telecommunication Services	0.3

99.5
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	0.4

100.0

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Small Cap Value Fund I

June 30, 2007

		($)
Assets	Investments, at cost	753,349,435

	Investments, at value	1,021,632,678
	Cash	1,126,203
	Receivable for:
	Investments sold	7,910,846
	Fund shares sold	4,328,471
	Interest	246
	Dividends	1,112,323
	Deferred Trustees’ compensation plan	49,070

	Total Assets	1,036,159,837

Liabilities	Payable for:
	Investments purchased	8,178,133
	Fund shares repurchased	1,219,678
	Investment advisory fee	650,661
	Transfer agent fee	245,249
	Pricing and bookkeeping fees	14,966
	Trustees’ fees	58
	Custody fee	14,651
	Distribution and service fees	290,414
	Interest	1,077
	Chief compliance officer expenses	347
	Deferred Trustees’ compensation plan	49,070
	Other liabilities	110,724

	Total Liabilities	10,775,028

	Net Assets	1,025,384,809

Net Assets Consist of	Paid-in capital	683,618,160
	Undistributed net investment income	531,899
	Accumulated net realized gain	72,951,507
	Net unrealized appreciation on investments	268,283,243

	Net Assets	1,025,384,809

Class A	Net assets	$663,160,493
	Shares outstanding	12,713,148
	Net asset value per share	$52.16	(a)
	Maximum offering price per share ($52.16/0.9425)	$55.34	(b)

Class B	Net assets	$97,424,595
	Shares outstanding	2,188,752
	Net asset value and offering price per share	$44.51	(a)

Class C	Net assets	$87,641,683
	Shares outstanding	1,878,764
	Net asset value and offering price per share	$46.65	(a)

Class Z	Net assets	$177,158,038
	Shares outstanding	3,266,543
	Net asset value, offering and redemption price per share	$54.23

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Small Cap Value Fund I

For the Year Ended June 30, 2007

		($)
Investment Income	Dividends	13,686,173
	Interest	230,708

	Total Investment Income	13,916,881

Expenses	Investment advisory fee	7,052,355
	Distribution fee:
	Class B	845,620
	Class C	574,378
	Service fee:
	Class A	1,457,361
	Class B	281,873
	Class C	191,459
	Transfer agent fee	1,660,858
	Pricing and bookkeeping fees	159,520
	Trustees’ fees	46,673
	Custody fee	83,408
	Chief compliance officer expenses	6,137
	Other expenses	466,724

	Total Operating Expenses	12,826,366

	Interest expense	4,009

	Total Expenses	12,830,375

	Expense reductions	(19,180)

	Net Expenses	12,811,195

	Net Investment Income	1,105,686

Net Realized and Unrealized Gain on Investments	Net realized gain on investments	117,606,211
	Net change in unrealized appreciation on investments	19,751,116

	Net Gain	137,357,327

	Net Increase Resulting from Operations	138,463,013

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Increase (Decrease) in Net Assets		Year Ended June 30,
		2007 ($)	2006 ($)
Operations	Net investment income (loss)	1,105,686	(534,321)
	Net realized gain on investments	117,606,211	54,258,359
	Net change in unrealized appreciation on investments	19,751,116	59,593,003

	Net Increase Resulting from Operations	138,463,013	113,317,041

Distributions Declared to Shareholders	From net investment income:
	Class A	(173,757)	—
	Class Z	(321,285)	(9,783)
	From net realized gains:
	Class A	(40,153,772)	(18,633,849)
	Class B	(9,209,625)	(8,087,430)
	Class C	(5,770,874)	(2,943,512)
	Class Z	(8,623,480)	(3,712,285)

	Total Distributions Declared to Shareholders	(64,252,793)	(33,386,859)

Share Transactions	Class A:
	Subscriptions	205,052,117	148,116,847
	Distributions reinvested	36,637,045	17,012,510
	Redemptions	(134,142,032)	(102,785,037)

	Net Increase	107,547,130	62,344,320

	Class B:
	Subscriptions	7,230,412	9,128,787
	Distributions reinvested	8,501,258	7,381,432
	Redemptions	(61,015,618)	(79,809,664)

	Net Decrease	(45,283,948)	(63,299,445)

	Class C:
	Subscriptions	23,447,465	15,588,747
	Distributions reinvested	4,413,377	2,234,417
	Redemptions	(14,109,929)	(12,955,090)

	Net Increase	13,750,913	4,868,074

	Class Z:
	Subscriptions	73,680,096	38,864,032
	Distributions reinvested	3,276,470	1,332,573
	Redemptions	(25,757,106)	(20,272,687)

	Net Increase	51,199,460	19,923,918
	Net Increase from Share Transactions	127,213,555	23,836,867

	Total Increase in Net Assets	201,423,775	103,767,049

Net Assets	Beginning of period	823,961,034	720,193,985
	End of period	1,025,384,809	823,961,034
	Undistributed (overdistributed) net investment income at end of period	531,899	(40,152)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund I

		Year Ended June 30,
		2007	2006

Changes in Shares	Class A:
	Subscriptions	4,123,736	3,179,444
	Issued for distributions reinvested	749,682	376,550
	Redemptions	(2,695,057)	(2,218,318)

	Net Increase	2,178,361	1,337,676

	Class B:
	Subscriptions	169,087	224,900
	Issued for distributions reinvested	202,991	187,156
	Redemptions	(1,433,825)	(1,968,547)

	Net Decrease	(1,061,747)	(1,556,491)

	Class C:
	Subscriptions	524,648	368,134
	Issued for distributions reinvested	100,579	54,246
	Redemptions	(316,134)	(304,141)

	Net Increase	309,093	118,239

	Class Z:
	Subscriptions	1,412,679	803,211
	Issued for distributions reinvested	64,574	28,486
	Redemptions	(496,817)	(420,691)

	Net Increase	980,436	411,006

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended June 30,
	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$48.03		$43.12		$42.17	$31.39		$37.54

Income from Investment Operations:
Net investment income (a)	0.12	(b)	0.06		0.11	0.08		0.02
Net realized and unrealized gain (loss) on investments	7.61		6.82		4.46	11.88		(1.54)

Total from Investment Operations	7.73		6.88		4.57	11.96		(1.52)

Less Distributions Declared to Shareholders:
From net investment income	(0.01)		—		—	—		—
From net realized gains	(3.59)		(1.97)		(3.62)	(1.18)		(4.51)
Return of capital	—		—		—	—		(0.12)

Total Distributions Declared to Shareholders	(3.60)		(1.97)		(3.62)	(1.18)		(4.63)

Net Asset Value, End of Period	$52.16		$48.03		$43.12	$42.17		$31.39
Total return (c)	16.61%		16.25	%(d)(e)	10.99%	38.58	%(e)	(2.16	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	1.29%		1.28%		1.32%	1.42%		1.54%
Interest expense	—	%(g)	—	%(g)	—	—		—	%(g)
Net expenses (f)	1.29%		1.28%		1.32%	1.42%		1.54%
Waiver/Reimbursement	—		0.01%		—	0.01%		0.12%
Net investment income (f)	0.25%		0.13%		0.28%	0.22%		0.07%
Portfolio turnover rate	39%		32%		31%	46%		118%
Net assets, end of period (000’s)	$663,160		$505,971		$396,568	$292,365		$181,377

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended June 30,
	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$41.75		$38.00		$37.60	$28.18		$34.50

Income from Investment Operations:
Net investment loss (a)	(0.24	)(b)	(0.26)		(0.18)	(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments	6.59		5.98		3.96	10.64		(1.50)

Total from Investment Operations	6.35		5.72		3.78	10.46		(1.69)

Less Distributions Declared to Shareholders:
From net realized gains	(3.59)		(1.97)		(3.38)	(1.04)		(4.51)
Return of capital	—		—		—	—		(0.12)

Total Distributions Declared to Shareholders	(3.59)		(1.97)		(3.38)	(1.04)		(4.63)

Net Asset Value, End of Period	$44.51		$41.75		$38.00	$37.60		$28.18
Total return (c)	15.74%		15.36	%(d)(e)	10.18%	37.58	%(e)	(2.93	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	2.04%		2.03%		2.07%	2.17%		2.30%
Interest expense	—	%(g)	—	%(g)	—	—		—	%(g)
Net expenses (f)	2.04%		2.03%		2.07%	2.17%		2.30%
Waiver/Reimbursement	—		0.01%		—	0.01%		0.09%
Net investment loss (f)	(0.55)%		(0.64)%		(0.47)%	(0.53)%		(0.71)%
Portfolio turnover rate	39%		32%		31%	46%		118%
Net assets, end of period (000’s)	$97,425		$135,721		$182,648	$213,159		$188,270

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended June 30,
	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$43.60		$39.60		$39.05	$29.24		$35.59

Income from Investment Operations:
Net investment loss (a)	(0.23	)(b)	(0.26)		(0.18)	(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	6.87		6.23		4.11	11.04		(1.53)

Total from Investment Operations	6.64		5.97		3.93	10.85		(1.72)

Less Distributions Declared to Shareholders:
From net realized gains	(3.59)		(1.97)		(3.38)	(1.04)		(4.51)
Return of capital	—		—		—	—		(0.12)

Total Distributions Declared to Shareholders	(3.59)		(1.97)		(3.38)	(1.04)		(4.63)

Net Asset Value, End of Period	$46.65		$43.60		$39.60	$39.05		$29.24
Total return (c)	15.74%		15.37	%(d)(e)	10.19%	37.56	%(e)	(2.92	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	2.04%		2.03%		2.07%	2.17%		2.30%
Interest expense	—	%(g)	—	%(g)	—	—		—	%(g)
Net expenses (f)	2.04%		2.03%		2.07%	2.17%		2.30%
Waiver/Reimbursement	—		0.01%		—	0.01%		0.10%
Net investment loss (f)	(0.51)%		(0.62)%		(0.47)%	(0.53)%		(0.71)%
Portfolio turnover rate	39%		32%		31%	46%		118%
Net assets, end of period (000’s)	$87,642		$68,436		$57,471	$38,798		$25,186

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended June 30,
	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$49.79		$44.54		$43.41	$32.24		$38.28

Income from Investment Operations:
Net investment income (a)	0.26	(b)	0.18		0.23	0.21		0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.90		7.05		4.62	12.19		(1.65)

Total from Investment Operations	8.16		7.23		4.85	12.40		(1.41)

Less Distributions Declared to Shareholders:
From net investment income	(0.13)		(0.01)		—	—		—
From net realized gains	(3.59)		(1.97)		(3.72)	(1.23)		(4.51)
Return of capital	—		—		—	—		(0.12)

Total Distributions Declared to Shareholders	(3.72)		(1.98)		(3.72)	(1.23)		(4.63)

Net Asset Value, End of Period	$54.23		$49.79		$44.54	$43.41		$32.24
Total return (c)	16.91%		16.51	%(d)(e)	11.34%	38.94	%(e)	(1.79	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	1.04%		1.03%		1.07%	1.17%		1.25%
Interest expense	—	%(g)	—	%(g)	—	—		—	%(g)
Net expenses (f)	1.04%		1.03%		1.07%	1.17%		1.25%
Waiver/Reimbursement	—		0.01%		—	0.01%		0.38%
Net investment income (f)	0.51%		0.37%		0.53%	0.52%		0.82%
Portfolio turnover rate	39%		32%		31%	46%		118%
Net assets, end of period (000’s)	$177,158		$113,833		$83,508	$65,526		$12,558

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Small Cap Value Fund I

June 30, 2007

Note 1. Organization

Columbia Small Cap Value Fund I (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at “fair value” as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the

20

Columbia Small Cap Value Fund I, June 30, 2007

counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2007, permanent book and tax basis differences resulting primarily from differing treatments for redemption based payments treated as dividends paid deduction were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(38,593)	$(5,280,643)	$5,319,236

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 was as follows:

	June 30,
	2007	2006
Distributions paid from:
Ordinary Income*	$6,299,576	$3,561,544
Long-Term Capital Gains	57,953,217	29,825,315

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

21

Columbia Small Cap Value Fund I, June 30, 2007

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$12,647,053	$67,925,611	$267,413,906

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at June 30, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$294,241,940
Unrealized depreciation	(26,828,034)
Net unrealized appreciation	$267,413,906

The following capital loss carryforwards, determined as of June 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward*
2009	$2,466,892
2012	3,700,337

$6,167,229

*	These carryforwards remain from the Fund’s merger with Liberty Contrarian Small Cap Fund on 11/01/2002. Utilization of Liberty Contrarian Small Cap Fund’s losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,233,446 were utilized during the year ended June 30, 2007.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended June 30, 2007, the Fund’s effective investment advisory fee rate was 0.78% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. In addition, the Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services

22

Columbia Small Cap Value Fund I, June 30, 2007

Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended June 30, 2007, the total amounts paid and payable to affiliates by the Fund under these arrangements were $87,260 and $1,856, respectively.

For the year ended June 30, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.017% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

A minimum account balance fee of $20, that is charged once a year, may apply on certain accounts with a value below the initial minimum investment requirements to reduce the impacts of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended June 30, 2007, these minimum account balance fees reduced total expenses by $13,278.

For the year ended June 30, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.18% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended June 30, 2007, the Distributor has retained net underwriting discounts of $937,795 on sales of the Fund’s Class A shares and received net CDSC fees of $1,542, $130,939 and $9,831 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”), which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

23

Columbia Small Cap Value Fund I, June 30, 2007

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended June 30, 2007, these credits reduced total expenses by $5,902.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $419,289,395 and $354,748,427, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

For the year ended June 30, 2007, the average daily balance outstanding on days where borrowing existed was $1,923,077 at a weighted average interest rate of 6.66%.

Note 7. Shares of Beneficial Interest

As of June 30, 2007, the Fund had a shareholder that held 8.74% of the shares outstanding whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion.

As of June 30, 2007, the Fund also had shareholders that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Number of Shareholders	% of Shares Outstanding Held
2	13.26%

Note 8. Disclosure of Significant Risks and Contingencies

Sector Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management

24

Columbia Small Cap Value Fund I, June 30, 2007

Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘‘MDL’’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

25

Columbia Small Cap Value Fund I, June 30, 2007

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 17, 2007, the District Court entered an amended preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds’ adviser and/or its affiliates, including payment of plaintiffs’ attorneys’ fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2007, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2007

27

Unaudited Information – Columbia Small Cap Value Fund I

Federal Income Tax Information

For the fiscal year ended June 30, 2007, the Fund designates long-term capital gains of $102,323,323.

90.83% of the ordinary income distributed by the Fund, for the year ended June 30, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 97.58%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period July 1, 2006 to June 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

28

Fund Governance – Columbia Small Cap Value Fund I

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 75, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel–Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 75, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 75, None

Charles R. Nelson (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 75, None

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

29

Fund Governance (continued) – Columbia Small Cap Value Fund I

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 75, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 75, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 75, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 75, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 75, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 75, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

30

Fund Governance (continued) – Columbia Small Cap Value Fund I

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2004; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

31

Fund Governance (continued) – Columbia Small Cap Value Fund I

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987; Trustee, Liberty All-Star Equity Fund since 1986; Director, Liberty All-Star Growth Fund, Inc. since 1994). Oversees 75, None

John J. Neuhauser (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005; Trustee, Liberty All-Star Equity Fund and Director, Liberty All-Star Growth Fund, Inc. since 1998. Oversees 75, None

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

32

Columbia Funds – Columbia Small Cap Value Fund I

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

33

Columbia Funds (continued) – Columbia Small Cap Value Fund I

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiamanagement.com.

34

Important Information About This Report – Columbia Small Cap Value Fund I

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

35

Columbia Small Cap Value Fund I

Annual Report – June 30, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiamanagement.com

SHC - 42/132501-0607 (08/07) 07-41845

Item 2.	Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$64,100	$59,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$8,200	$7,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended June 30, 2007 and June 30, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$9,400	$7,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended June 30, 2007 and June 30, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$500	$1,100

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2007 and June 30, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2007 and June 30, 2006 are approximately as follows:

2007	2006
$867,200	$378,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	August 24, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	August 24, 2007